UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2016

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2016

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Global Strategic Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	0.46%	-3.10%	2.53%	4.75%
Class A Shares of the Fund with Sales Charge	-4.32	-7.71	1.54	4.24
Barclays U.S. Aggregate Bond Index	2.44	1.96	3.78	4.90
Citigroup World Government Bond Index	5.78	5.92	1.16	4.19
Citigroup Non-U.S. World Government Bond Index	7.59	7.74	0.24	3.97
J.P. Morgan Domestic High Yield Index	0.38	-4.22	5.14	7.10
Reference Index	3.93	2.46	2.84	5.30

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 0.46% during the reporting period, underperforming the 3.93% return provided by its Reference Index (the “Index”), which currently is composed of the following broad-based securities indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index.

MARKET OVERVIEW

Over the first half of the reporting period, continued volatility in oil, weak economic data in some emerging markets, and mixed data in much of the developed world helped contribute to a volatile close to 2015. Ironically, the strong November U.S. payrolls report and subsequent high expectations of a Federal Reserve (“Fed”) hike brought out sellers as equity markets approached their early summer highs. The Fed finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (“ECB”) earlier in the month.

2016 started off with credit markets widening amid stock market weakness, as government bond yields fell. The 10-year U.S. Treasury began the year at just over 2.20% but had fallen below 2% by the end of January. The Fed’s statement in late January suggested the central bank would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan (“BoJ”) cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically toward all-time lows by mid-February. Through the first six weeks of the year, at the sector level, U.S. investment-grade industrial bonds were wider by about 40 basis points compared to Treasury yields, while bank bonds were particularly weak, widening by about 60 basis points. The 10-year U.S. Treasury briefly traded below 1.70%, close to the four-year low.

By mid-February, markets began to turn positive. The ECB hinted it would likely ease further, the BoJ’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

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By the end of the reporting period, U.S. investment-grade industrial bonds not only retraced their entire widening, but ended the period over 10 basis points tighter from the beginning of 2016. Bank debt, however, only retraced about half of their move and remained about 25 basis points wider over the first quarter of 2016. The Credit Suisse High Yield Index round tripped during the first quarter of 2016, widening about 150 basis points, only to end the quarter very close to year-end levels. Regulatory issues and concern over European bank profitability caused financial bonds in particular to widen significantly against government bonds.

Over the first half of the reporting period, foreign exchange markets saw the U.S. dollar rally continue. The market shifted in late January when the BoJ surprised and cut interest rates to negative levels. The Fed closely followed with a dovish January statement citing concerns over slowing growth inflation and investment. They also added “The Committee is closely monitoring global economic and financial developments…” The euro subsequently jumped, moving from U.S. $1.08 up to

$1.12. The yen also rallied against the dollar, jumping from ¥121 to ¥112 to the dollar over a two-week period.

The move to negative interest rates in Japan caused some of the lowest yielding bonds in the world to rally further. Japanese 10-year government bonds rallied from 0.27% prior to the BoJ action down to -0.09% by the last week of the reporting period. German 10-year bunds rallied from 0.63% to a low of 0.10% at the end of February before settling at period end at 0.15%. Low yields across many developed markets helped rates in emerging markets as well. Brazilian 10-year yields fell from approximately 16.5% to 14% by period end, Indian 10-year year bonds yields fell from 7.75% to 7.50%, and South Korean yields rallied from 2.10% to 1.80%. 10-year U.S. Treasury yields dropped from 2.20% to 1.77% at period end.

As risk sentiment improved and government yields fell, emerging market and corporate spreads tightened dramatically. Better data, continued dovish sentiment from central banks, and supportive policy action in China helped sentiment to turn.

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FUND REVIEW

In this environment, the Fund’s underperformance stemmed largely from its underweight position in emerging market debt and foreign exchange, which performed positively as risk sentiment improved. Emerging market credit and selection within developed market credit also produced negative results for the Fund.

The strongest performing area of the Fund during the reporting period was U.S. high yield as energy and metals and mining names tightened significantly on the back of higher commodity prices. As a result of dovish actions by global central banks, risk assets performed well over the latter half of the reporting period. As such, allocations to levered loans, investment grade emerging markets, mortgages, and active management of long end European corporates were additive to performance relative to the Index.

STRATEGY & OUTLOOK

Risk markets appear to be undergoing indigestion after rallying from the February lows. However, risk assets are likely to be supported by monetary policy. The portfolio management team believes the credit cycle is very mature, fundamentals have little positive momentum, and central banks will remain accommodative.

The Fed highlighting global economic risks suggests the central bank is unlikely to hike in the near term, which with easy policy likely to continue by many central banks, should be supportive of markets. That said, we would not be surprised to see another “Fed scare” roil risk markets once again, even if the Fed did not ultimately hike. We seek to use such periods as opportunities to add to risk. Currently, the Fund is overweight cash to leave such a possibility.

Over the next quarter, we expect credit spreads to remain in a range. The Fund has reduced risk in high yield credit to near Index weight. We look to tactically allocate opportunistically around Index weight.

We believe the current technical backdrop around senior bank loans appears to be improving and pricing also appears attractive. Non-agency mortgages and asset-backed securities (“ABS”) also appear to have some value, and we modestly increased positions into them during the reporting period. Developed market sovereign yields in many jurisdictions are negative, and are extremely low where they are positive. With such unattractive levels, we remain underweight about  3⁄4 of a year duration. In our view emerging market currencies, which

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are not in the benchmark, look attractive. In very selective cases some emerging market currencies may be added to the portfolio. As a reminder, in the third quarter of 2015, we made our first allocation to Apollo Credit Management, LLC (the Fund’s “Sub-Sub-Adviser”) for specific credit strategies outside our core internal capabilities. The

Michael Mata Portfolio Manager

Hermant Beijal Portfolio Manager

Fund’s allocation to the Sub-Sub-Adviser reached approximately 1.8% at period end, and primarily included investments in European high yield, senior loans and the U.S. commercial real estate market. This allocation was a positive contributor to Fund performance during the reporting period.

Krishna Memani Portfolio Manager

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Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United States	72.8%
United Kingdom	3.9
France	2.2
Netherlands	1.8
Indonesia	1.7
Mexico	1.6
Italy	1.6
Canada	1.1
Luxembourg	1.1
Spain	1.0

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	73.9%
Europe	15.3
Latin America	3.9
Asia	3.8
Emerging Europe	1.3
Supranational	0.9
Middle East/Africa	0.9

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2016, and are based on total market value of investments.

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PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	50.1%
Mortgage-Backed Obligations Government Agency	7.7
Non-Agency	9.1
Investment Companies
Oppenheimer Institutional Money Market Fund	6.5
Oppenheimer Master Event- Linked Bond Fund, LLC	2.5
Oppenheimer Master Loan Fund, LLC	5.2
Oppenheimer Ultra-Short Duration Fund	1.2
Asset-Backed Securities	7.4
Foreign Government Obligations	5.2
U.S. Government Obligations	2.5
Corporate Loans	1.8
Structured Securities	0.5
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Common Stocks	0.1
Over-the-Counter Options Purchased	—*
Rights, Warrants and Certificates	—

*Represents a value less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on the total market value of investments. The Fund may invest without limit in below investment-grade securities, which carry a greater risk that the issue may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	19.2%
AA	2.7
A	5.8
BBB	21.4
BB	21.2
B	12.9
CCC	2.0
C	0.0
D	0.9
Unrated	13.9
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of March 31, 2016, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPSIX)	10/16/89	0.46%	-3.10%	2.53%		4.75%
Class B (OPSGX)	11/30/92	0.08	-3.57	1.68		4.18
Class C (OSICX)	5/26/95	0.08	-3.60	1.81		3.98
Class I (OSIIX)	1/27/12	0.67	-2.46	3.05	*	N/A
Class R (OSINX)	3/1/01	0.33	-3.10	2.20		4.36
Class Y (OSIYX)	1/26/98	0.58	-2.87	2.76		5.01

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPSIX)	10/16/89	-4.32%	-7.71%	1.54%		4.24%
Class B (OPSGX)	11/30/92	-4.84	-8.23	1.35		4.18
Class C (OSICX)	5/26/95	-0.91	-4.53	1.81		3.98
Class I (OSIIX)	1/27/12	0.67	-2.46	3.05	*	N/A
Class R (OSINX)	3/1/01	0.33	-3.10	2.20		4.36
Class Y (OSIYX)	1/26/98	0.58	-2.87	2.76		5.01

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/16
Class A	3.89%
Class B	3.32
Class C	3.33
Class I	4.51
Class R	3.83
Class Y	4.32

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 3/31/16 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, J.P. Morgan Domestic High Yield Index and its Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The J.P. Morgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by developed countries. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016
Class A	$1,000.00	$1,004.60	$5.07
Class B	1,000.00	1,000.80	8.89
Class C	1,000.00	1,000.80	8.89
Class I	1,000.00	1,006.70	2.91
Class R	1,000.00	1,003.30	6.38
Class Y	1,000.00	1,005.80	3.87

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.95	5.11
Class B	1,000.00	1,016.15	8.96
Class C	1,000.00	1,016.15	8.96
Class I	1,000.00	1,022.10	2.94
Class R	1,000.00	1,018.65	6.43
Class Y	1,000.00	1,021.15	3.90

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.01%
Class B	1.77
Class C	1.77
Class I	0.58
Class R	1.27
Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

		Principal Amount	Value

Asset-Backed Securities—7.5%
American Credit Acceptance Receivables Trust:
Series 2013-1, Cl. D, 4.94%, 6/15/20[1]		$4,480,000	$4,514,013
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]		3,625,000	3,692,880
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]		6,381,737	6,382,338
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]		1,930,000	1,932,880
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		1,945,000	1,937,076
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]		645,000	639,334
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]		2,000,000	1,976,319
Series 2015-2, Cl. B, 2.97%, 5/12/21[1]		1,905,000	1,876,953
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]		1,610,000	1,599,330
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20		385,000	386,078
Series 2014-3, Cl. A, 1.49%, 4/15/20		495,000	498,029
AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]		1,460,000	1,472,982
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		1,260,000	1,278,440
Series 2012-4, Cl. D, 2.68%, 10/9/18		1,090,000	1,095,730
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		3,650,000	3,676,654
Series 2013-3, Cl. D, 3.00%, 7/8/19		1,540,000	1,564,175
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		1,320,000	1,339,182
Series 2013-4, Cl. D, 3.31%, 10/8/19		5,880,000	5,996,280
Series 2013-5, Cl. D, 2.86%, 12/9/19		2,555,000	2,574,832
Series 2014-1, Cl. C, 2.15%, 3/9/20		1,905,000	1,912,064
Series 2014-1, Cl. E, 3.58%, 8/9/21		1,670,000	1,678,108
Series 2014-2, Cl. C, 2.18%, 6/8/20		3,000,000	3,021,256
Series 2014-2, Cl. E, 3.37%, 11/8/21		1,415,000	1,414,579
Series 2014-3, Cl. D, 3.13%, 10/8/20		3,845,000	3,871,079
Series 2014-4, Cl. D, 3.07%, 11/9/20		975,000	977,535
Series 2015-1, Cl. C, 2.51%, 1/8/21		2,260,000	2,274,546
Series 2015-2, Cl. C, 2.40%, 1/8/21		610,000	610,940
Series 2015-2, Cl. D, 3.00%, 6/8/21		870,000	862,664
Series 2015-3, Cl. D, 3.34%, 8/8/21		935,000	939,470
Bancaja Fondo de Titulizacion, Series 10, Cl. A2, 0.028%, 5/22/50[2]	EUR	2,775,573	3,029,922
California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		1,170,000	1,188,715
Series 2014-2, Cl. C, 3.29%, 3/15/21		385,000	378,811
Series 2014-4, Cl. C, 3.56%, 9/15/21		445,000	437,951
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		990,000	985,387
Series 2014-1, Cl. D, 3.39%, 7/22/19		2,085,000	2,104,753
Series 2014-3, Cl. D, 3.14%, 2/20/20		775,000	767,065
Series 2015-4, Cl. D, 3.62%, 5/20/21		1,430,000	1,415,675
Capital One Multi-Asset Execution Trust:
Series 2014-A2, Cl. A2, 1.26%, 1/15/20		2,880,000	2,886,796
Series 2014-A5, Cl. A5, 1.48%, 7/15/20		3,175,000	3,193,054
CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]		351,029	352,649
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]		7,752,481	7,717,498

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
CarMax Auto Owner Trust:
Series 2012-2, Cl. D, 3.02%, 12/17/18	$4,885,000	$4,903,793
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,365,000	1,367,651
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	528,020
Series 2015-3, Cl. D, 3.27%, 3/15/22	935,000	947,412
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,379,886
Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	495,000	513,121
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	4,475,000	4,483,389
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	2,675,000	2,682,323
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Cl. B, 1.78%, 6/17/19[1]	3,595,000	3,593,072
Series 2013-BA, Cl. C, 2.24%, 9/16/19[1]	3,230,000	3,229,214
Series 2014-AA, Cl. B, 1.76%, 8/15/19[1]	3,945,000	3,946,320
Series 2014-AA, Cl. C, 2.28%, 11/15/19[1]	4,335,000	4,292,659
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	624,324	621,029
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	151,122	150,886
Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	2,265,000	2,252,428
Series 2015-2A, Cl. B, 3.04%, 8/15/23[1]	1,700,000	1,707,217
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]	851,852	813,810
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	4,370,000	4,388,951
Drive Auto Receivables Trust:
Series 2015-AA, Cl. B, 2.28%, 6/17/19[1]	2,890,000	2,894,841
Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]	5,165,000	5,154,602
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	7,180,000	7,129,354
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	2,915,000	2,871,520
Series 2015-CA, Cl. B, 2.23%, 9/16/19[1]	3,760,000	3,757,983
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	5,060,000	5,007,272
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	3,825,000	3,810,077
DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	4,077,781	4,101,792
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	9,060,000	9,190,569
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	3,315,000	3,339,058
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	7,155,000	7,168,418
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	6,540,000	6,508,851
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	920,000	914,650
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	4,175,000	4,118,942
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	1,845,000	1,820,777
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	7,470,000	7,398,712
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	1,855,000	1,860,506
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,050,676	1,019,027
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	1,640,000	1,648,342
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	1,145,000	1,144,486

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Exeter Automobile Receivables Trust: (Continued)
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	$2,655,000	$2,656,261
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	74,418	74,290
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	540,000	533,348
First Investors Auto Owner Trust:
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	840,000	840,993
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,730,000	2,696,473
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	645,000	640,546
Flagship Credit Auto Trust:
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	633,471	631,003
Series 2015-3, Cl. A, 2.38%, 10/15/20[1]	9,935,074	9,913,510
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,245,000	1,226,053
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	379,916	379,601
ICE EM CLO:
Series 2007-1A, Cl. B, 2.558%, 8/15/22[1,2]	21,000,000	19,874,673
Series 2007-1A, Cl. C, 3.858%, 8/15/22[1,2]	17,780,000	16,256,627
Series 2007-1A, Cl. D, 5.858%, 8/15/22[1,2]	15,958,199	13,725,839
Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.733%, 10/25/19[1,2]	545,000	542,126
Santander Drive Auto Receivables Trust:
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	7,360,000	7,395,391
Series 2013-1, Cl. D, 2.27%, 1/15/19	8,955,000	8,949,594
Series 2013-3, Cl. D, 2.42%, 4/15/19	720,000	720,324
Series 2013-4, Cl. D, 3.92%, 1/15/20	2,160,000	2,215,833
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	1,580,000	1,642,434
Series 2013-5, Cl. D, 2.73%, 10/15/19	3,870,000	3,905,805
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]	2,105,000	2,145,989
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	1,220,000	1,246,313
Series 2014-1, Cl. D, 2.91%, 4/15/20	2,425,000	2,426,978
Series 2014-2, Cl. C, 2.33%, 11/15/19	10,525,000	10,578,294
Series 2014-2, Cl. D, 2.76%, 2/18/20	3,220,000	3,239,937
Series 2014-3, Cl. B, 1.45%, 5/15/19	10,940,000	10,930,615
Series 2014-3, Cl. D, 2.65%, 8/17/20	3,730,000	3,720,431
Series 2014-4, Cl. B, 1.82%, 5/15/19	5,075,000	5,080,172
Series 2014-4, Cl. C, 2.60%, 11/16/20	3,848,000	3,873,244
Series 2014-4, Cl. D, 3.10%, 11/16/20	2,840,000	2,863,063
Series 2014-5, Cl. D, 3.21%, 1/15/21	1,910,000	1,922,575
Series 2015-1, Cl. C, 2.57%, 4/15/21	4,670,000	4,685,884
Series 2015-1, Cl. D, 3.24%, 4/15/21	4,025,000	4,058,923
Series 2015-2, Cl. D, 3.02%, 4/15/21	1,740,000	1,737,886
Series 2015-3, Cl. D, 3.49%, 5/17/21	1,760,000	1,752,414
Series 2015-4, Cl. D, 3.53%, 8/16/21	1,375,000	1,379,596
Series 2015-5, Cl. C, 2.74%, 12/15/21	1,105,000	1,106,357
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,448,476
SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	447,087	447,330
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	2,735,000	2,624,544

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Asset-Backed Securities (Continued)
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]		$850,000	$819,622
TDA IBERCAJA Fondo de Titulizacion de Activos, Series 6, Cl. A, 0.10%, 11/25/51[2]	EUR	1,672,005	1,777,195
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		385,715	382,864
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]		1,150,000	1,119,283
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		3,250,000	3,214,704
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]		740,000	722,956
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]		8,055,000	7,961,179
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]		1,110,000	1,096,247
Series 2016-1A, Cl. B, 2.68%, 9/15/21[1]		1,480,000	1,494,136
Total Asset-Backed Securities (Cost $395,115,739)			390,792,913

Mortgage-Backed Obligations—17.1%
Government Agency—7.9%
FHLMC/FNMA/FHLB/Sponsored—5.1%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34		693,384	772,638
5.50%, 9/1/39		1,890,425	2,107,817
6.00%, 1/1/19-7/1/24		1,164,745	1,268,319
6.50%, 4/1/18-6/1/35		799,940	925,051
7.00%, 8/1/21-3/1/35		1,146,627	1,337,156
7.50%, 1/1/32-2/1/32		1,719,813	2,094,515
8.50%, 8/1/31		93,347	112,699
10.00%, 5/1/20		41,654	44,730
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20		11,768	11,967
10.50%, 5/1/20		29,674	32,582
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 9.053%, 4/1/27[3]		159,101	28,934
Series 192, Cl. IO, 4.511%, 2/1/28[3]		75,047	13,846
Series 205, Cl. IO, 10.489%, 9/1/29[3]		467,687	85,947
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]		191,516	43,421
Series 207, Cl. IO, 0.00%, 4/1/30[3,4]		165,778	30,373
Series 214, Cl. IO, 0.00%, 6/1/31[3,4]		121,973	22,448
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]		385,893	70,902
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K042, Cl. A2, 2.67%, 12/25/24		2,095,000	2,163,587
Series K046, Cl. A2, 3.205%, 3/25/25		565,000	606,414
Series K047, Cl. A2, 3.329%, 5/25/25		5,110,000	5,532,483
Series K048, Cl. A2, 3.284%, 6/25/25[2]		5,640,000	6,090,804
Series K049, Cl. A2, 3.01%, 7/25/25		2,575,000	2,719,096
Series K050, Cl. A2, 3.334%, 8/25/25[2]		2,565,000	2,777,043
Series K052, Cl. A2, 3.151%, 11/25/25		4,310,000	4,593,903
Series K053, Cl. A2, 2.995%, 12/25/25		5,385,000	5,671,369

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	$1,450,281	$1,604,162
Series 151, Cl. F, 9.00%, 5/15/21	1,763	1,938
Series 1590, Cl. IA, 1.486%, 10/15/23[2]	1,095,054	1,123,304
Series 1674, Cl. Z, 6.75%, 2/15/24	44,099	48,728
Series 2034, Cl. Z, 6.50%, 2/15/28	11,091	12,640
Series 2042, Cl. N, 6.50%, 3/15/28	11,959	13,302
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,124,383	1,255,858
Series 2053, Cl. Z, 6.50%, 4/15/28	9,293	10,621
Series 2116, Cl. ZA, 6.00%, 1/15/29	583,726	666,455
Series 2122, Cl. F, 0.886%, 2/15/29[2]	27,531	27,837
Series 2279, Cl. PK, 6.50%, 1/15/31	17,813	20,599
Series 2326, Cl. ZP, 6.50%, 6/15/31	158,663	178,155
Series 2344, Cl. FP, 1.386%, 8/15/31[2]	359,531	369,302
Series 2368, Cl. PR, 6.50%, 10/15/31	19,817	22,248
Series 2368, Cl. TG, 6.00%, 10/15/16	922	922
Series 2401, Cl. FA, 1.086%, 7/15/29[2]	48,081	48,874
Series 2412, Cl. GF, 1.386%, 2/15/32[2]	555,144	570,225
Series 2427, Cl. ZM, 6.50%, 3/15/32	702,124	806,909
Series 2451, Cl. FD, 1.436%, 3/15/32[2]	225,793	232,359
Series 2453, Cl. BD, 6.00%, 5/15/17	6,672	6,834
Series 2461, Cl. PZ, 6.50%, 6/15/32	90,250	105,617
Series 2464, Cl. FI, 1.436%, 2/15/32[2]	213,736	218,762
Series 2470, Cl. AF, 1.436%, 3/15/32[2]	364,297	374,891
Series 2470, Cl. LF, 1.436%, 2/15/32[2]	218,592	223,732
Series 2475, Cl. FB, 1.436%, 2/15/32[2]	299,376	305,301
Series 2517, Cl. GF, 1.436%, 2/15/32[2]	180,736	184,986
Series 2551, Cl. LF, 0.936%, 1/15/33[2]	28,003	28,256
Series 2564, Cl. MP, 5.00%, 2/15/18	27,264	28,029
Series 2585, Cl. HJ, 4.50%, 3/15/18	14,802	15,289
Series 2635, Cl. AG, 3.50%, 5/15/32	295,858	312,270
Series 2668, Cl. AZ, 4.00%, 9/15/18	84,371	86,416
Series 2676, Cl. KY, 5.00%, 9/15/23	594,445	641,074
Series 2707, Cl. QE, 4.50%, 11/15/18	182,651	188,673
Series 2770, Cl. TW, 4.50%, 3/15/19	46,054	47,901
Series 3010, Cl. WB, 4.50%, 7/15/20	8,805	9,161
Series 3025, Cl. SJ, 23.151%, 8/15/35[2]	462,589	734,508
Series 3741, Cl. PA, 2.15%, 2/15/35	732,623	740,310
Series 3815, Cl. BD, 3.00%, 10/15/20	26,640	27,096
Series 3840, Cl. CA, 2.00%, 9/15/18	18,221	18,366
Series 3848, Cl. WL, 4.00%, 4/15/40	980,249	1,031,159
Series 3857, Cl. GL, 3.00%, 5/15/40	21,430	22,327
Series 3917, Cl. BA, 4.00%, 6/15/38	567,534	597,218
Series 4221, Cl. HJ, 1.50%, 7/15/23	876,217	884,794
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 0.00%, 3/15/28[3,4]	22,646	2,838
Series 2049, Cl. PL, 21.339%, 4/15/28[3]	130,392	16,428
Series 2074, Cl. S, 44.377%, 7/17/28[3]	115,808	22,003

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2079, Cl. S, 0.00%, 7/17/28[3,5]	$204,940	$41,282
Series 2177, Cl. SB, 99.999%, 8/15/29[3]	129,086	31,387
Series 2526, Cl. SE, 24.262%, 6/15/29[3]	232,983	53,280
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	920,615	230,262
Series 2795, Cl. SH, 5.883%, 3/15/24[3]	1,662,928	215,937
Series 2920, Cl. S, 99.999%, 1/15/35[3]	1,648,013	316,424
Series 2922, Cl. SE, 4.799%, 2/15/35[3]	106,494	19,861
Series 2981, Cl. AS, 0.00%, 5/15/35[3,4]	808,690	165,734
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	1,831,621	393,074
Series 3004, Cl. SB, 0.00%, 7/15/35[3,5]	2,454,721	385,036
Series 3201, Cl. SG, 2.716%, 8/15/36[3]	682,270	134,395
Series 3397, Cl. GS, 12.422%, 12/15/37[3]	527,910	99,169
Series 3424, Cl. EI, 3.953%, 4/15/38[3]	237,093	28,771
Series 3450, Cl. BI, 6.967%, 5/15/38[3]	792,900	137,344
Series 3606, Cl. SN, 0.084%, 12/15/39[3]	407,620	80,281
Series 3659, Cl. IE, 0.00%, 3/15/19[3,4]	777,571	37,383
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	467,291	16,040
Federal National Mortgage Assn.:
3.00%, 4/1/31[6]	37,885,000	39,580,207
3.50%, 4/1/46[6]	60,150,000	63,085,839
4.00%, 4/1/46[6]	38,575,000	41,230,222
5.00%, 4/1/46[6]	8,835,000	9,777,107
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 0.00%, 12/25/41[3,4]	45,328,756	701,748
Series 2001-T3, Cl. IO, 0.00%, 11/25/40[3,4]	6,672,634	281,589
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	1,478,457	1,562,236
4.50%, 12/1/20	521,049	546,782
5.00%, 2/1/18-12/1/21	2,204,724	2,278,262
5.50%, 1/1/22-5/1/36	792,463	883,283
6.00%, 6/1/17-1/1/19	12,637	12,889
6.50%, 4/1/18-1/1/34	3,795,182	4,388,294
7.00%, 11/1/17-4/1/34	5,983,644	7,153,051
7.50%, 2/1/27-3/1/33	2,705,867	3,307,234
8.50%, 7/1/32	18,084	19,800
9.50%, 3/15/21	9,783	9,963
11.00%, 2/1/26	103,035	112,447
Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11, Cl. A2, 2.827%, 4/25/25[2]	2,455,000	2,554,430
Series 2015-M8, Cl. A2, 2.90%, 1/25/25[2]	1,720,000	1,797,372
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 36.155%, 5/25/23[3]	181,739	34,984
Series 247, Cl. 2, 16.947%, 10/25/23[3]	88,136	14,695
Series 252, Cl. 2, 24.702%, 11/25/23[3]	22,780	4,370
Series 254, Cl. 2, 9.107%, 1/25/24[3]	64,188	11,789
Series 301, Cl. 2, 0.00%, 4/25/29[3,4]	215,754	40,018
Series 303, Cl. IO, 33.519%, 11/25/29[3]	207,147	55,635

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 313, Cl. 2, 6.363%, 6/25/31[3]	$1,795,900	$394,893
Series 319, Cl. 2, 1.282%, 2/25/32[3]	564,414	112,986
Series 321, Cl. 2, 2.343%, 4/25/32[3]	994,714	182,470
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	438,103	80,454
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	386,503	64,018
Series 331, Cl. 5, 1.693%, 2/25/33[3]	885,821	175,690
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	1,685,067	361,889
Series 334, Cl. 10, 0.00%, 2/25/33[3,4]	718,094	134,204
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	1,032,785	238,290
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	2,120,665	431,866
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	598,932	119,295
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	271,629	49,894
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	477,954	88,355
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	345,791	65,554
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	166,456	32,198
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	24,432	5,078
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	57,765	64,989
Series 1997-45, Cl. CD, 8.00%, 7/18/27	594,076	684,925
Series 1998-58, Cl. PC, 6.50%, 10/25/28	332,399	374,465
Series 1999-14, Cl. MB, 6.50%, 4/25/29	17,666	20,217
Series 1999-54, Cl. LH, 6.50%, 11/25/29	591,373	686,326
Series 2001-19, Cl. Z, 6.00%, 5/25/31	251,513	287,286
Series 2001-44, Cl. QC, 6.00%, 9/25/16	3,656	3,706
Series 2001-65, Cl. F, 1.033%, 11/25/31[2]	427,522	434,281
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	499,380	572,166
Series 2002-12, Cl. PG, 6.00%, 3/25/17	55,861	56,901
Series 2002-19, Cl. PE, 6.00%, 4/25/17	11,344	11,400
Series 2002-21, Cl. PE, 6.50%, 4/25/32	584,836	667,878
Series 2002-29, Cl. F, 1.433%, 4/25/32[2]	231,663	237,269
Series 2002-64, Cl. FJ, 1.433%, 4/25/32[2]	71,204	72,927
Series 2002-68, Cl. FH, 0.94%, 10/18/32[2]	150,565	152,570
Series 2002-81, Cl. FM, 0.933%, 12/25/32[2]	287,190	290,626
Series 2002-84, Cl. FB, 1.433%, 12/25/32[2]	47,702	48,819
Series 2002-9, Cl. PC, 6.00%, 3/25/17	59,563	60,776
Series 2003-100, Cl. PA, 5.00%, 10/25/18	490,467	507,229
Series 2003-11, Cl. FA, 1.433%, 9/25/32[2]	65,095	66,619
Series 2003-112, Cl. AN, 4.00%, 11/25/18	169,901	173,720
Series 2003-116, Cl. FA, 0.833%, 11/25/33[2]	152,870	153,898
Series 2003-84, Cl. GE, 4.50%, 9/25/18	33,860	35,017
Series 2004-101, Cl. BG, 5.00%, 1/25/20	217,045	219,347
Series 2004-25, Cl. PC, 5.50%, 1/25/34	100,873	105,229
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,418,047
Series 2005-71, Cl. DB, 4.50%, 8/25/25	1,246,126	1,327,474
Series 2006-11, Cl. PS, 22.979%, 3/25/36[2]	453,271	727,375
Series 2006-46, Cl. SW, 22.612%, 6/25/36[2]	637,232	901,255
Series 2008-75, Cl. DB, 4.50%, 9/25/23	362,963	373,216
Series 2009-113, Cl. DB, 3.00%, 12/25/20	716,040	728,799

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2009-36, Cl. FA, 1.373%, 6/25/37[2]	$523,919	$537,369
Series 2009-70, Cl. TL, 4.00%, 8/25/19	660,013	673,113
Series 2010-43, Cl. KG, 3.00%, 1/25/21	185,453	189,474
Series 2011-122, Cl. EC, 1.50%, 1/25/20	564,088	565,885
Series 2011-15, Cl. DA, 4.00%, 3/25/41	462,999	488,256
Series 2011-3, Cl. EL, 3.00%, 5/25/20	1,177,333	1,198,050
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,215,931	1,334,030
Series 2011-38, Cl. AH, 2.75%, 5/25/20	19,572	19,863
Series 2011-6, Cl. BA, 2.75%, 6/25/20	482,131	488,428
Series 2011-69, Cl. EA, 3.00%, 11/25/29	362,916	366,691
Series 2011-82, Cl. AD, 4.00%, 8/25/26	410,863	422,166
Series 2011-88, Cl. AB, 2.50%, 9/25/26	289,212	293,002
Series 2012-20, Cl. FD, 0.833%, 3/25/42[2]	1,833,794	1,843,144
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 21.101%, 11/18/31[3]	485,264	107,969
Series 2001-63, Cl. SD, 13.158%, 12/18/31[3]	14,430	2,976
Series 2001-68, Cl. SC, 5.925%, 11/25/31[3]	9,522	2,027
Series 2001-81, Cl. S, 18.051%, 1/25/32[3]	137,283	32,317
Series 2002-28, Cl. SA, 27.627%, 4/25/32[3]	111,405	25,434
Series 2002-38, Cl. SO, 38.326%, 4/25/32[3]	129,117	25,981
Series 2002-39, Cl. SD, 30.94%, 3/18/32[3]	200,886	46,774
Series 2002-48, Cl. S, 23.507%, 7/25/32[3]	175,322	40,758
Series 2002-52, Cl. SL, 25.061%, 9/25/32[3]	106,205	24,450
Series 2002-53, Cl. SK, 30.181%, 4/25/32[3]	125,223	30,412
Series 2002-56, Cl. SN, 25.00%, 7/25/32[3]	240,445	55,016
Series 2002-65, Cl. SC, 52.459%, 6/25/26[3]	435,068	77,479
Series 2002-77, Cl. IS, 34.501%, 12/18/32[3]	219,976	50,527
Series 2002-77, Cl. SH, 27.619%, 12/18/32[3]	188,631	41,218
Series 2002-89, Cl. S, 99.999%, 1/25/33[3]	1,312,747	364,220
Series 2002-9, Cl. MS, 20.278%, 3/25/32[3]	186,209	43,361
Series 2003-13, Cl. IO, 8.498%, 3/25/33[3]	978,108	158,920
Series 2003-26, Cl. DI, 9.188%, 4/25/33[3]	620,073	149,643
Series 2003-26, Cl. IK, 11.97%, 4/25/33[3]	108,666	14,011
Series 2003-33, Cl. SP, 99.999%, 5/25/33[3]	574,959	128,088
Series 2003-4, Cl. S, 25.24%, 2/25/33[3]	278,627	69,668
Series 2003-46, Cl. IH, 0.00%, 6/25/23[3,4]	93,479	11,453
Series 2004-56, Cl. SE, 9.662%, 10/25/33[3]	613,054	132,454
Series 2005-12, Cl. SC, 6.725%, 3/25/35[3]	50,799	10,112
Series 2005-14, Cl. SE, 27.857%, 3/25/35[3]	392,510	64,815
Series 2005-40, Cl. SA, 99.999%, 5/25/35[3]	2,252,569	420,817
Series 2005-40, Cl. SB, 99.999%, 5/25/35[3]	982,011	173,966
Series 2005-52, Cl. JH, 2.678%, 5/25/35[3]	1,232,123	233,308
Series 2006-90, Cl. SX, 99.999%, 9/25/36[3]	2,268,700	421,376
Series 2007-88, Cl. XI, 25.388%, 6/25/37[3]	4,039,632	737,608
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	267,677	34,480
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	217,924	8,912

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2010-95, Cl. DI, 0.00%, 11/25/20[3,4]	$ 1,088,426	$ 54,930
Series 2011-96, Cl. SA, 4.432%, 10/25/41[3]	417,377	75,970
Series 2012-134, Cl. SA, 8.796%, 12/25/42[3]	1,526,908	381,851
Series 2012-40, Cl. PI, 0.00%, 4/25/41[3,4]	4,373,815	561,769
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	494
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[3,4]	3,835,713	62,738
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[3,4]	352,545	8,306
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[3,4]	10,845,825	55,938

		264,240,530
GNMA/Guaranteed—2.8%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	532,246	581,915
8.00%, 1/15/28-9/15/28	302,502	328,381
Government National Mortgage Assn. II Pool:
1.875%, 7/20/27[2]	3,266	3,397
3.50%, 4/1/46[6]	114,045,000	120,575,859
4.00%, 4/1/46[6]	19,430,000	20,777,201
7.00%, 1/20/30	86,780	106,280
11.00%, 10/20/19	1,104	1,110
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 15.024%, 4/16/37[3]	1,410,304	303,155
Series 2011-52, Cl. HS, 4.685%, 4/16/41[3]	2,540,448	495,002
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, 8%, 2/16/30	1,254,556	1,460,044

		144,632,344
Non-Agency—9.2%
Commercial—7.6%
Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.722%, 7/20/36[2]	2,268,167	2,106,777
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[1,2]	296,275	296,700
Series 2012-RR2, Cl. 6A3, 2.853%, 9/26/35[1,2]	882,015	876,459
Series 2012-RR6, Cl. RR6, 2.404%, 11/26/36[1]	428,971	415,658
Series 2013-RR2, Cl. 5A2, 3.034%, 3/26/36[1,2]	11,369,921	9,819,239
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg.
Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[1,3,4]	119,934	3,780
CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	2,648,440	2,575,629
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.457%, 4/10/46[1,2]	865,000	793,651
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[2]	27,373	27,038
Series 2009-8, Cl. 7A2, 2.837%, 3/25/36[1,2]	29,831,745	26,797,979
Series 2012-8, Cl. 1A1, 2.862%, 10/25/35[1,2]	1,655,717	1,649,565
Series 2014-8, Cl. 1A2, 1.012%, 7/20/36[1,2]	1,635,000	1,241,956

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.573%, 10/15/45[1,2]	$ 320,000	$ 308,035
Series 2012-CR5, Cl. E, 4.338%, 12/10/45[1,2]	1,880,000	1,747,091
Series 2013-CR7, Cl. D, 4.351%, 3/10/46[1,2]	8,505,000	7,835,062
Series 2013-CR9, Cl. D, 4.254%, 7/10/45[1,2]	7,315,000	6,562,758
Series 2013-LC13, Cl. D, 5.046%, 8/10/46[1,2]	4,933,000	4,811,197
Series 2014-UBS3, Cl. D, 4.814%, 6/10/47[1,2]	20,455,000	15,933,379
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[3,4]	9,302,505	702,082
Connecticut Avenue Securities:
Series 2014-C03, Cl. 2M2, 3.333%, 7/25/24[2]	13,865,000	12,710,198
Series 2015-C01, Cl. 1M2, 4.733%, 2/25/25[2]	7,500,000	7,504,572
Series 2015-C03, Cl. 1M2, 5.433%, 7/25/25[2]	14,010,000	14,027,014
CSMC, Series 2009-13R, Cl. 4A1, 2.739%, 9/26/36[1,2]	20,911	20,948
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.699%, 11/10/46[1,2]	360,000	375,198
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 3/10/26[6]	1,775,000	1,828,232
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.872%, 7/22/36[1,2]	920,000	800,132
FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 3.869%, 5/25/45[1,2]	11,615,000	11,732,439
Series 2012-K501, Cl. C, 3.361%, 11/25/46[1,2]	125,000	125,340
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,2]	1,975,000	1,847,749
Series 2013-K26, Cl. C, 3.599%, 12/25/45[1,2]	335,000	310,900
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,2]	520,000	475,661
Series 2013-K28, Cl. C, 3.495%, 6/25/46[1,2]	7,865,000	7,155,494
Series 2013-K502, Cl. C, 3.104%, 3/25/45[1,2]	630,000	637,093
Series 2013-K712, Cl. C, 3.369%, 5/25/45[1,2]	660,000	666,703
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,2]	420,000	414,775
Series 2014-K41, Cl. B, 3.831%, 11/25/47[1,2]	7,635,000	7,255,632
Series 2014-K715, Cl. C, 4.127%, 2/25/46[1,2]	25,000	24,453
Series 2015-K44, Cl. B, 3.685%, 1/25/48[1,2]	12,690,000	11,188,104
Series 2015-K45, Cl. B, 3.591%, 4/25/48[1,2]	9,685,000	8,476,132
GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes Mortgage plc, Series 2, Cl. A, 0.10%, 9/18/60[2]	4,850,901	4,686,863
Great Wolf Trust, Series 2015-WFMZ, Cl. M, 7.424%, 5/15/32[1,2]	5,000,000	4,556,879
GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.646%, 6/10/47[1,2]	4,577,000	3,624,557
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.869%, 7/25/35[2]	551,442	542,134
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.42%, 12/15/47[1,2]	1,500,000	1,389,154
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Cl. D, 4.155%, 12/15/47[2]	14,821,000	13,798,637
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.824%, 7/25/35[2]	337,093	336,251
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.739%, 9/26/36[1,2]	79,428	79,394
Series 2009-5, Cl. 1A2, 2.807%, 7/26/36[1,2]	19,176,257	17,083,023
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Cl. D, 4.563%, 8/15/46[1,2]	8,445,000	7,483,202
Series 2013-C15, Cl. D, 5.067%, 11/15/45[1,2]	3,755,000	3,665,810

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
JPMBB Commercial Mortgage Securities Trust: (Continued)
Series 2014-C21, Cl. D, 4.661%, 8/15/47[1,2]	$ 14,850,000	$ 11,841,833
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	5,140,000	5,517,640
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,700,000	3,861,498
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	86,324	71,778
Mansard Mortgages plc, Series 2006-1X, Cl. B1, 1.691%, 10/15/48[2]	1,796,091	2,097,345
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.657%, 11/15/45[1,2]	2,240,000	2,163,951
Series 2013-C12, Cl. D, 4.766%, 10/15/46[1,2]	7,630,000	7,037,306
Series 2013-C13, Cl. D, 4.892%, 11/15/46[1,2]	430,000	395,656
Series 2013-C7, Cl. D, 4.296%, 2/15/46[1,2]	1,720,000	1,544,231
Series 2013-C8, Cl. D, 4.164%, 12/15/48[1,2]	655,000	607,101
Series 2014-C14, Cl. B, 4.642%, 2/15/47[2]	680,000	731,758
Series 2014-C14, Cl. D, 4.832%, 2/15/47[1,2]	9,810,000	8,155,255
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,307,000	2,379,938
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.193%, 11/26/36[1,2]	1,939,009	1,895,014
Series 2012-R3, Cl. 1B, 2.193%, 11/26/36[1,2]	12,635,230	8,007,824
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.546%, 6/26/46[1,2]	306,785	305,903
RALI Trust, Series 2005-QA4, Cl. A32, 3.244%, 4/25/35[2]	55,520	4,665
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.569%, 8/25/34[2]	13,851,254	13,829,290
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1, Cl. M2, 2.633%, 2/25/24[2]	135,000	134,880
Series 2014-DN4, Cl. M3, 4.983%, 10/25/24[2]	15,265,000	15,183,401
Series 2014-HQ2, Cl. M3, 4.183%, 9/25/24[2]	16,320,000	15,134,995
Series 2015-DN1, Cl. M3, 4.583%, 1/25/25[2]	12,275,000	12,357,490
Series 2015-DNA2, Cl. M2, 3.033%, 12/25/27[2]	70,000	70,076
Series 2015-DNA3, Cl. M2, 3.283%, 4/25/28[2]	2,870,000	2,891,741
Series 2015-DNA3, Cl. M3, 5.133%, 4/25/28[2]	12,185,000	11,846,696
Series 2015-HQA1, Cl. M1, 1.683%, 3/25/28[2]	2,243,509	2,246,032
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 4.889%, 5/10/63[1,2]	7,872,194	7,503,894
Series 2013-C5, Cl. D, 4.089%, 3/10/46[1,2]	13,830,000	12,320,653
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.905%, 4/25/47[2]	1,240,864	936,519
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.454%, 12/15/45[1,2]	385,000	357,745
Series 2012-C7, Cl. E, 4.837%, 6/15/45[1,2]	660,000	633,778
Series 2013-C11, Cl. D, 4.179%, 3/15/45[1,2]	1,309,000	1,176,401
Series 2013-C15, Cl. D, 4.48%, 8/15/46[1,2]	12,358,996	11,007,016
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,545,044
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[1,3,4]	17,805,167	878,434

		395,999,489
Residential—1.6%
Alba plc, Series 2007-1, Cl. C, 0.879%, 3/17/39[2]	7,020,000	7,876,812

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 3.09%, 3/25/35[2]	$ 610,594	$ 609,604
Series 2006-1, Cl. A1, 2.58%, 2/25/36[2]	115,965	113,303
Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.996%, 2/25/33[2]	15,989	13,401
CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	2,484,639	2,456,506
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.92%, 5/25/35[2]	3,413,289	3,365,204
Series 2005-3, Cl. 2A4, 2.864%, 8/25/35[2]	5,897,146	4,955,074
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.666%, 12/15/35[2]	160,362	138,363
Series 2006-H, Cl. 2A1A, 0.586%, 11/15/36[2]	86,379	61,683
GSR Mortgage Loan Trust, Series 2005-AR6, Cl. 1A4, 2.914%, 9/25/35[2]	7,095,978	7,262,763
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	1,200,692	1,217,805
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.743%, 7/25/35[2]	31,504	29,734
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.533%, 8/25/36[2]	4,198,547	1,759,302
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.727%, 12/25/34[2]	117,702	115,533
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[1,7]	4,912,783	1,228,196
Paragon Secured Finance No 1 plc, Series 1, Cl. A, 0.993%, 11/15/35[2]	4,224,113	5,820,851
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	89,062	70,784
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	6,857,150	6,435,051
ResLoC UK plc, Series 2007-1X, Cl. A3B, 0.751%, 12/15/43[2]	4,172,957	5,356,771
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.537%, 10/25/33[2]	189,800	192,715
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.765%, 2/25/35[2]	4,590,144	4,557,191
Series 2005-AR10, Cl. 1A1, 2.785%, 6/25/35[2]	2,378,500	2,414,352
Series 2005-AR13, Cl. 1A5, 2.739%, 5/25/35[2]	850,486	851,178
Series 2005-AR15, Cl. 1A2, 2.736%, 9/25/35[2]	1,021,510	992,336
Series 2005-AR15, Cl. 1A6, 2.736%, 9/25/35[2]	10,311,137	9,754,288
Series 2005-AR4, Cl. 2A2, 2.969%, 4/25/35[2]	296,698	296,663
Series 2006-AR10, Cl. 5A5, 2.807%, 7/25/36[2]	1,722,281	1,657,734
Series 2006-AR14, Cl. 1A2, 5.868%, 10/25/36[2]	3,167,077	3,049,358
Series 2006-AR2, Cl. 2A3, 2.837%, 3/25/36[2]	6,080,628	5,966,627
Series 2006-AR7, Cl. 2A4, 2.771%, 5/25/36[2]	4,173,113	3,958,999
Series 2006-AR8, Cl. 2A1, 2.765%, 4/25/36[2]	3,147,635	3,066,584

		85,644,765

Total Mortgage-Backed Obligations (Cost $890,822,048)		890,517,128
U.S. Government Obligations—2.5%
Federal Home Loan Mortgage Corp. Nts., 1.125%, 4/15/19	9,790,000	9,834,789
Federal National Mortgage Assn. Nts., 0.875%, 3/28/18	9,790,000	9,811,068
United States Treasury Bonds, Strips, 0.891%, 8/15/16[8]	11,000,000	10,985,117
United States Treasury Nts.:
0.75%, 10/31/17[9,10]	44,305,000	44,330,077
0.875%, 7/15/17[1][0]	6,869,000	6,886,846
1.625%, 4/30/19[10]	16,928,000	17,302,261

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
U.S. Government Obligations (Continued)
United States Treasury Nts.: (Continued)
1.75%, 10/31/20[10,11]		$ 29,428,000	$ 30,168,291
2.50%, 8/15/23[10]		2,703,000	2,881,703

Total U.S. Government Obligations (Cost $131,222,715)			132,200,152
Foreign Government Obligations—5.3%
Brazil—0.1%
Federative Republic of Brazil Sr. Unsec. Bonds:
5.00%, 1/27/45		1,925,000	1,549,625
6.00%, 4/7/26		6,220,000	6,335,070

			7,884,695
Colombia—0.3%
Republic of Colombia Sr. Unsec. Bonds:
3.875%, 3/22/26	EUR	2,490,000	2,865,963
4.00%, 2/26/24		1,210,000	1,219,075
5.00%, 6/15/45		945,000	883,575
6.125%, 1/18/41		10,540,000	11,119,700

			16,088,313
Croatia—0.3%
Republic of Croatia Sr. Unsec. Bonds:
3.00%, 3/11/25	EUR	2,335,000	2,517,842
6.00%, 1/26/24[1]		3,500,000	3,820,023
6.75%, 11/5/19[1]		2,335,000	2,566,620
Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	3,735,000	4,366,754

			13,271,239
Hungary—0.2%
Hungary Sr. Unsec. Bonds:
5.375%, 2/21/23		3,510,000	3,897,360
5.75%, 11/22/23		4,680,000	5,341,050

			9,238,410
India—0.1%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		3,105,000	3,171,587
Indonesia—1.4%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		2,280,000	2,376,900
Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[1]		1,490,000	1,497,450
4.55%, 3/29/26[1]		2,480,000	2,486,200
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[1]		5,170,000	5,687,000
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[1]	EUR	760,000	865,322
4.125%, 1/15/25[1]		950,000	956,826
5.125%, 1/15/45[1]		4,735,000	4,718,475
5.875%, 3/13/20[1]		950,000	1,058,956
6.75%, 1/15/44[1]		4,865,000	5,892,610

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Indonesia (Continued)
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	335,225,000,000	$26,243,668
Series FR56, 8.375%, 9/15/26	IDR	284,190,000,000	22,432,214

			74,215,621
Kazakhstan—0.1%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[1]		6,165,000	5,435,496
Mexico—1.1%
United Mexican States Sr. Unsec. Bonds:
4.00%, 3/15/2115	EUR	5,135,000	5,105,283
5.75%, 3/5/26	MXN	937,500,000	53,546,266

			58,651,549
Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds:
4.25%, 12/11/22[1]		2,795,000	2,862,429
5.50%, 12/11/42[1]		3,370,000	3,513,225

			6,375,654
Namibia—0.0%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[1]		1,305,000	1,265,850
Panama—0.4%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		1,385,000	1,426,550
3.875%, 3/17/28		2,985,000	3,022,313
4.00%, 9/22/24		2,485,000	2,621,675
5.20%, 1/30/20		10,210,000	11,282,050
6.70%, 1/26/36		2,665,000	3,411,200

			21,763,788
Peru—0.2%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	3,385,000	3,877,205
3.75%, 3/1/30	EUR	3,735,000	4,337,476
4.125%, 8/25/27		2,230,000	2,347,075

			10,561,756
Romania—0.5%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[1]	EUR	3,455,000	4,064,433
3.875%, 10/29/35[1]	EUR	7,905,000	9,395,975
4.875%, 1/22/24[1]		3,965,000	4,376,567
6.125%, 1/22/44[1]		5,090,000	6,227,350

			24,064,325
Serbia—0.1%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[1]		1,795,000	1,854,461
Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[1]		3,680,000	3,855,499

			5,709,960

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Turkey—0.1%
Republic of Turkey Sr. Unsec. International Bonds, 4.875%, 10/9/26		$3,750,000	$3,805,601
Uruguay—0.3%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		14,105,000	13,152,913

Total Foreign Government Obligations (Cost $265,395,445)			274,656,757
Corporate Loans—1.8%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[2]		2,420,805	2,163,972
Aliplast NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/29/21[2]	EUR	1,500,000	1,701,303
Alpha BidCo SAS, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/11/22[2]	EUR	1,500,000	1,711,117
Americold Reality Trust, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/1/22[2]		498,750	500,296
AqGen Ascensus, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 12/5/22[2]		1,031,239	989,989
Auris Luxembourg III Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, 1/17/22[2,6]	EUR	1,339,962	1,532,911
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/11/20[2]		3,019,518	2,802,112
Cast & Crew Payroll LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/12/22[2]		2,487,500	2,412,875
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.183%, 1/30/19[2]		10,049,571	6,906,990
Compass Holdco 2 Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.791%-5.84%, 11/10/22[2]	GBP	500,000	716,255
David Lloyd Leisure Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 12/16/22[2]	GBP	371,256	510,638
DRA Inland Retail Portfolio, Sr. Sec. Credit Facilities Term Loan, 6.75%, 4/1/19[2]		8,000,000	8,000,000
Edelman Financial Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/16/22[2]		1,671,946	1,647,911
Eircom Fico Sarl, Sr. Sec. Credit Facilities 1st Lien Term Laon, Tranche B3, 4.50%, 5/31/22[2,6]	EUR	1,400,000	1,581,998
Ethypharm SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 9/26/22[2,6]	EUR	866,658	986,786
Foodco Pastries Spain SL, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/16/20[2]	EUR	1,500,000	1,705,961
Hotel Del Coronado LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.33%, 12/9/17[2]		10,000,000	10,000,000
Infiltrator Systems Integrated LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 5/27/22[2]		2,487,469	2,480,474
Institutional Shareholder Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/30/21[2]		2,493,671	2,393,924
Navex Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/19/21[2]		3,989,924	3,870,227

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Corporate Loans (Continued)
Navex Global, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 11/18/22[2]		$1,500,000	$1,372,500
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[2]		1,044,076	1,036,246
Numericable-SFR SAS, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 2/10/23[2]	EUR	2,014,345	2,279,230
Onex Schumacher Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/22[2]		1,243,750	1,227,167
Optima Sub-Finco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.50%, 1/30/23[2]	GBP	1,000,000	1,429,069
Packers Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/2/21[2]		2,487,406	2,493,624
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[2]		2,259,309	2,242,364
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2,7]		12,760,000	3,253,800
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[2,7,12]		5,285,760	26,434
Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 12/31/18[2,7]		4,445,000	133,350
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/28/23[2,6]	EUR	887,739	1,010,248
Staples Escrow LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/2/22[2]		4,270,000	4,266,951
Survey Sampling International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 12/16/20[2]		2,564,968	2,526,494
TMK Hawk Parent Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/1/21[2]		2,487,374	2,462,500
Travel Leaders Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 12/5/20[2,6]		2,465,278	2,456,033
Tucson First Mezzanine LP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, A, 8.00%, 10/1/20[2]		10,000,000	9,146,000
USS Parent Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 8/5/21[2]		2,500,000	2,493,750
Verisure Holding AB, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.25%, 10/21/22[2]	EUR	644,529	736,160
Viesgo Generacion SL, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/30/22[2]	EUR	1,340,694	1,510,320

Total Corporate Loans (Cost $118,550,983)			96,717,979
Corporate Bonds and Notes—51.0%
Consumer Discretionary—9.8%
Auto Components—1.2%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		8,735,000	9,040,725
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		574,000	550,506
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		4,290,000	3,689,400
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,895,000	4,629,933

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Auto Components (Continued)
GKN Holdings plc: (Continued)
6.75% Sr. Unsec. Nts., 10/28/19	GBP	5,380,000	$8,776,447
Goodyear Tire & Rubber Co. (The):
5.125% Sr. Unsec. Nts., 11/15/23		5,495,000	5,646,113
7.00% Sr. Unsec. Nts., 5/15/22		2,255,000	2,424,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		8,660,000	8,261,640
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		8,810,000	9,096,325
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		11,075,000	11,019,625

			63,134,839
Automobiles—0.5%
Daimler Finance North America LLC:
3.875% Sr. Unsec. Nts., 9/15/21		340,000	364,275
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		965,000	1,482,147
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		5,756,000	5,825,723
General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		6,715,000	6,358,051
Series WI, 6.25% Sr. Unsec. Nts., 10/2/43		2,270,000	2,433,258
General Motors Financial Co., Inc., Series 3YR, 3% Sr. Unsec. Nts., 9/25/17		1,855,000	1,872,930
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45		480,000	499,188
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]		1,879,000	1,892,531
Nissan Motor Acceptance Corp., 2% Sr. Unsec. Nts., 3/8/19[1]		1,919,000	1,935,373
ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[1]		3,245,000	3,322,069

			25,985,545
Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		5,694,000	5,580,120

Diversified Consumer Services—0.1%
Service Corp. International, Series WI, 5.375% Sr. Unsec. Nts., 5/15/24		2,407,000	2,557,437

Hotels, Restaurants & Leisure—1.8%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		6,895,000	7,188,038
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26[1]		690,000	719,325
6.875% Sr. Unsec. Nts., 5/15/23		4,200,000	4,494,000
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21		2,465,000	2,113,737
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22		2,330,000	1,833,710
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		5,410,000	5,599,350
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		5,925,000	6,102,750
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21		410,000	426,892
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]		6,310,000	6,451,975

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21		$2,915,000	$3,017,025
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		8,445,000	8,909,475
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22		1,171,000	1,185,620
6.375% Sr. Unsec. Nts., 6/15/17		1,689,000	1,781,978
McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20		1,151,000	1,193,917
4.875% Sr. Unsec. Nts., 12/9/45		777,000	852,521
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		3,200,000	3,059,782
Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	6,815,000	7,750,934
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		3,750,000	3,888,281
6.625% Sr. Unsec. Nts., 12/15/21		3,430,000	3,695,825
6.75% Sr. Unsec. Nts., 10/1/20		3,375,000	3,668,625
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		4,255,000	4,382,650
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		1,635,000	1,491,938
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		5,655,000	6,001,369
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,7]		14,750,000	—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		1,675,000	1,620,563
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		6,675,000	6,341,250

			93,771,530
Household Durables—0.9%
Beazer Homes USA, Inc., 6.625% Sec. Nts., 4/15/18		2,925,000	2,983,500
Jarden Corp.:
5.00% Sr. Unsec. Nts., 11/15/23[1]		2,640,000	2,778,600
6.125% Sr. Unsec. Nts., 11/15/22		3,475,000	3,586,982
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		4,800,000	4,824,000
7.625% Sr. Unsec. Nts., 5/15/23		3,415,000	3,406,463
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22		1,280,000	1,289,600
4.75% Sr. Unsec. Nts., 5/30/25		5,450,000	5,381,875
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		2,830,000	2,999,800
Newell Rubbermaid, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18		1,170,000	1,170,904
5.50% Sr. Unsec. Nts., 4/1/46		856,000	930,213
PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21		1,465,000	1,494,300
5.50% Sr. Unsec. Nts., 3/1/26		2,195,000	2,269,081
6.00% Sr. Unsec. Nts., 2/15/35		245,000	239,488
Standard Industries, Inc.:
5.125% Sr. Unsec. Nts., 2/15/21[1]		735,000	756,131
5.50% Sr. Unsec. Nts., 2/15/23[1]		735,000	753,375
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]		3,150,000	3,039,750
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		5,733,000	5,632,673

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Household Durables (Continued)
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		$840,000	$842,225

			44,378,960
Internet & Catalog Retail—0.1%
Odeon & UCI Finco plc, 9% Sr. Sec. Nts., 8/1/18	GBP	888,000	1,323,853
Vougeot Bidco plc, 7.875% Sr. Sec. Nts., 7/15/20	GBP	1,030,000	1,541,507

			2,865,360
Leisure Equipment & Products—0.0%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		1,942,000	1,924,384
Media—3.5%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		931,000	1,116,132
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		7,670,000	7,842,575
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		3,740,000	3,721,300
Altice Luxembourg SA:
6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	3,830,000	3,938,693
7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	12,110,000	13,690,413
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		3,698,000	3,938,370
CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[1]		5,304,000	5,605,013
6.484% Sr. Sec. Nts., 10/23/45[1]		4,943,000	5,516,783
CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 2/15/26[1]		3,430,000	3,558,625
Clear Channel Worldwide Holdings, Inc., 6.50% Sr. Unsec. Nts., 11/15/22		2,630,000	2,630,000
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		1,536,000	1,713,107
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		8,765,000	8,063,800
6.75% Sr. Unsec. Nts., 6/1/21		2,795,000	2,892,825
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		3,565,000	3,716,512
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		1,725,000	1,828,500
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		2,625,000	1,952,344
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		842,000	869,645
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		6,175,000	6,460,594
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]		1,465,000	1,499,794
Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22		4,420,000	4,663,100
Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		3,860,000	3,850,350
6.875% Sr. Unsec. Nts., 11/15/20		3,555,000	3,688,312
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[1]		12,760,000	12,504,800
Omnicom Group, Inc., 3.65% Sr. Unsec. Nts., 11/1/24		1,748,000	1,805,142
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16		1,810,000	1,826,183
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]		4,590,000	4,635,900
6.125% Sr. Unsec. Nts., 10/1/22		3,525,000	3,710,063
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[1]		735,000	773,358
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]		1,691,000	1,748,988

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Media (Continued)
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		$5,115,000	$5,287,631
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		1,880,000	1,883,157
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		1,324,000	1,179,950
Time Warner, Inc., 3.875% Sr. Unsec. Nts., 1/15/26		600,000	630,764
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22[1]		2,750,000	2,688,125
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]		735,000	735,000
5.125% Sr. Sec. Nts., 2/15/25[1]		3,470,000	3,435,300
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	11,750,000	14,493,164
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		4,725,000	5,014,406
Viacom, Inc., 3.50% Sr. Unsec. Nts., 4/1/17		752,000	761,487
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23	GBP	4,195,000	6,244,580
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]		2,450,000	2,462,250
6.00% Sr. Sec. Nts., 4/15/21	GBP	11,831,400	17,793,636

			182,370,671
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]		10,320,000	10,984,350
Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45		438,000	397,861
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[1,12]		1,010,000	783,376

			12,165,587
Specialty Retail—0.8%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		1,802,000	1,905,615
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		3,795,000	3,861,412
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		3,900,000	3,758,625
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		1,016,000	1,208,871
L Brands, Inc.:
6.625% Sr. Unsec. Nts., 4/1/21		8,215,000	9,282,129
6.875% Sr. Unsec. Nts., 11/1/35		4,790,000	5,222,058
Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		1,749,000	1,491,023
Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		1,980,000	2,079,000
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		1,660,000	1,682,023
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		8,285,000	8,719,963
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		1,135,000	1,127,023
Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17		2,735,000	2,680,300

			43,018,042
Textiles, Apparel & Luxury Goods—0.6%
Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25		6,675,000	6,775,125
6.875% Sr. Unsec. Nts., 5/1/22		1,485,000	1,611,225
New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[1]	GBP	4,625,000	6,561,669
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		7,226,000	7,442,780
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		6,995,000	7,064,950

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Textiles, Apparel & Luxury Goods (Continued)
William Carter Co., 5.25% Sr. Unsec. Nts., 8/15/21		$2,475,000	$2,555,437

			32,011,186
Consumer Staples—2.3%
Beverages—0.5%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19		2,878,000	2,920,836
3.65% Sr. Unsec. Nts., 2/1/26		3,408,000	3,588,369
4.90% Sr. Unsec. Nts., 2/1/46		2,193,000	2,456,289
Anheuser-Busch InBev SA/NV, 2.75% Sr. Unsec. Nts., 3/17/36[13]	EUR	5,250,000	6,382,433
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39		1,198,000	1,815,697
Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17		922,000	926,750
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		7,630,000	7,992,425
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]		1,524,000	1,641,045

			27,723,844
Food & Staples Retailing—0.6%
Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[1]		2,125,000	2,153,651
CVS Health Corp., 5.125% Sr. Unsec. Nts., 7/20/45		1,330,000	1,547,354
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40		799,000	864,567
6.50% Sr. Unsec. Nts., 6/15/17		500,000	528,026
Iceland Bondco plc, 6.25% Sr. Sec. Nts., 7/15/21	GBP	500,000	644,534
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23		6,160,000	6,283,200
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19		114,000	115,692
6.40% Sr. Unsec. Nts., 8/15/17		1,673,000	1,788,720
6.90% Sr. Unsec. Nts., 4/15/38		450,000	594,995
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		5,295,000	5,952,697
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]		6,300,000	6,701,625
US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19		2,995,000	3,088,594
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44		1,451,000	1,627,114

			31,890,769
Food Products—0.8%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17		1,860,000	1,873,511
8.50% Sr. Unsec. Nts., 6/15/19		1,200,000	1,396,176
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]		6,245,000	6,440,156
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17		1,905,000	1,896,839
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18		1,494,000	1,500,871
Kraft Heinz Foods Co., 5.20% Sr. Unsec. Nts., 7/15/45[1]		930,000	1,044,938
Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[1]		2,200,000	2,310,000
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]		2,735,000	2,758,931
Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]		2,805,000	2,962,781
7.375% Sr. Unsec. Nts., 2/15/22		4,970,000	5,274,412
Premier Foods Finance plc, 5.591% Sr. Sec. Nts., 3/16/20[2]	GBP	1,500,000	2,138,213

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
TreeHouse Foods, Inc.:
4.875% Sr. Unsec. Nts., 3/15/22	$2,439,000	$2,506,073
6.00% Sr. Unsec. Nts., 2/15/24[1]	2,925,000	3,115,125
Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	911,000	982,914
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	2,030,000	2,194,938

		38,395,878
Household Products—0.1%
Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24	1,115,000	1,195,838
6.375% Sr. Unsec. Nts., 11/15/20	5,200,000	5,501,600

		6,697,438
Personal Products—0.1%
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	255,000	261,375
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	6,610,000	6,824,825

		7,086,200
Tobacco—0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,368,000	2,514,176
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	1,840,000	1,846,217
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	2,101,000	2,563,499
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	3,450,000	3,635,438

		10,559,330
Energy—5.6%
Energy Equipment & Services—0.8%
Eletson Holdings, Inc., 9.625% Sr. Sec. Nts., 1/15/22[1]	4,330,000	3,399,050
Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr.
Unsec. Nts., 8/15/21[1]	1,625,000	1,527,500
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	4,640,000	4,560,656
Helmerich & Payne International Drilling Co., 4.65% Sr.
Unsec. Nts., 3/15/25	743,000	749,385
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	2,745,000	1,674,450
Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	1,409,000	1,403,692
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	8,000,000	7,085,896
6.45% Sr. Unsec. Nts., 5/30/44[1]	8,230,000	8,037,912
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	2,410,000	1,940,050
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	2,332,000	2,327,047
4.00% Sr. Unsec. Nts., 12/21/25[1]	1,819,000	1,881,044
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr.
Unsec. Nts., 4/10/17[1]	1,908,000	1,913,419
Sinopec Group Overseas Development 2015 Ltd., 2.50% Sr.
Unsec. Nts., 4/28/20[1]	2,570,000	2,584,171

		39,084,272

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels—4.8%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	$496,000	$390,572
6.20% Sr. Unsec. Nts., 3/15/40	613,000	591,665
Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	5,270,000	5,032,850
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	6,213,000	5,598,596
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	6,685,000	6,745,272
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	2,770,000	1,876,675
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,051,000	963,184
California Resources Corp., 8% Sec. Nts., 12/15/22[1]	2,593,000	1,004,787
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	4,950,000	4,386,937
Chesapeake Energy Corp., 8% Sec. Nts., 12/15/22[1]	2,373,000	1,174,635
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	5,290,000	2,354,050
CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	2,305,000	2,458,008
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	1,654,000	1,651,926
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	1,006,000	1,000,969
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	5,580,000	5,496,300
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	322,000	336,944
5.95% Sr. Unsec. Nts., 3/15/46	684,000	735,364
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	3,785,000	2,746,472
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	2,815,000	2,440,253
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	1,180,000	1,038,282
Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	1,510,000	1,504,337
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	3,592,000	2,643,403
Encana Corp., 3.90% Sr. Unsec. Nts., 11/15/21	1,445,000	1,267,730
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	3,545,000	3,048,700
7.50% Sr. Sec. Nts., 10/15/20	5,895,000	5,703,412
EnLink Midstream Partners LP, 4.40% Sr. Unsec. Nts., 4/1/24	2,342,000	1,884,612
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	532,000	495,172
4.90% Sr. Unsec. Nts., 5/15/46	355,000	342,633
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	4,480,000	2,105,600
Exxon Mobil Corp., 4.114% Sr. Unsec. Nts., 3/1/46	935,000	994,279
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	5,870,000	5,742,421
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	5,155,000	4,703,937
Halcon Resources Corp., 12% Sec. Nts., 2/15/22[1]	844,000	563,370
Indian Oil Corp. Ltd.:
5.625% Sr. Unsec. Nts., 8/2/21	1,495,000	1,668,876
5.75% Sr. Unsec. Nts., 8/1/23	4,665,000	5,240,069
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	1,495,000	1,371,154
6.375% Sr. Unsec. Nts., 4/9/21[1]	9,810,000	10,114,699

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
KazMunayGas National Co. JSC: (Continued)
7.00% Sr. Unsec. Nts., 5/5/20[1]		$10,225,000	$10,777,150
Kinder Morgan, Inc.:
1.50% Sr. Unsec. Nts., 3/16/22	EUR	7,295,000	7,885,807
5.55% Sr. Unsec. Nts., 6/1/45		6,779,000	6,046,563
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22		3,955,000	3,322,200
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr.
Unsec. Nts., 5/15/23[1]		3,530,000	3,300,550
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]		5,290,000	3,220,287
MPLX LP:
4.875% Sr. Unsec. Nts., 12/1/24[1]		5,430,000	5,017,103
4.875% Sr. Unsec. Nts., 6/1/25[1]		2,070,000	1,891,653
Navios Maritime Acquisition Corp./Navios Acquisition Finance
US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]		3,990,000	2,663,325
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		3,105,000	2,926,462
Noble Energy, Inc.:
5.05% Sr. Unsec. Nts., 11/15/44		711,000	607,827
5.625% Sr. Unsec. Nts., 5/1/21		4,820,000	4,849,388
Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec.
Nts., 12/13/22[1]		2,245,000	2,082,238
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		2,350,000	1,744,875
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		4,170,000	4,076,175
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]		6,450,000	6,115,587
5.45% Sr. Unsec. Nts., 10/14/21[1]		1,603,000	1,538,319
Pacific Exploration & Production Corp., 5.625% Sr. Unsec.
Nts., 1/19/25[1]		3,410,000	596,750
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		940,000	688,268
4.875% Sr. Unsec. Nts., 3/17/20		830,000	692,801
5.75% Sr. Unsec. Nts., 1/20/20		235,000	203,040
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	3,060,000	3,111,339
5.50% Sr. Unsec. Nts., 6/27/44		11,460,000	9,597,750
6.375% Sr. Unsec. Nts., 2/4/21[1]		2,515,000	2,688,535
6.375% Sr. Unsec. Nts., 1/23/45		1,720,000	1,603,040
6.875% Sr. Unsec. Nts., 8/4/26[1]		5,845,000	6,341,825
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22		5,365,000	4,654,138
5.00% Sr. Sub. Nts., 3/15/23		979,000	834,598
Regency Energy Partners LP/Regency Energy Finance Corp.,
5% Sr. Unsec. Nts., 10/1/22		1,260,000	1,186,364
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22		4,705,000	4,116,875
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23		6,300,000	6,032,250
5.75% Sr. Sec. Nts., 5/15/24		1,765,000	1,694,400
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		2,490,000	1,357,050
7.75% Sr. Unsec. Nts., 6/15/21		1,245,000	722,100

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		$4,705,000	$3,364,075
Southwestern Energy Co., 4.05% Sr. Unsec. Nts., 1/23/20		2,315,000	1,695,738
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		4,260,000	3,045,900
Suncor Energy, Inc., 6.10% Sr. Unsec. Nts., 6/1/18		1,818,000	1,944,706
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19		2,260,000	2,145,599
5.00% Sr. Unsec. Nts., 1/15/18		3,485,000	3,493,713
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20		3,663,000	3,649,264
6.25% Sr. Unsec. Nts., 10/15/22[1]		2,805,000	2,805,000
Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]		585,000	586,121
TOTAL SA, 2.25% Jr. Sub. Perpetual Bonds[2,14]	EUR	6,720,000	7,215,835
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		4,920,000	3,296,400
Williams Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22		4,205,000	3,910,541
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		2,845,000	1,991,500
6.00% Sr. Unsec. Nts., 1/15/22		695,000	510,825

			251,259,994
Financials—11.2%
Capital Markets—1.3%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]		1,704,000	1,735,064
Blackstone Holdings Finance Co. LLC, 4.45% Sr. Unsec. Nts., 7/15/45[1]		1,901,000	1,799,840
Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24		1,524,000	1,547,531
Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[2,14]		6,265,000	6,187,314
Deutsche Bank AG, 7.50% Jr. Sub. Perpetual Bonds[2,14]		5,010,000	4,302,337
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		9,435,000	8,774,550
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]		5,820,000	5,849,100
5.75% Sec. Nts., 1/15/24[1]		2,745,000	2,755,019
7.00% Sr. Unsec. Nts., 12/1/23[1]		9,210,000	9,336,638
Goldman Sachs Group, Inc. (The), 5.15% Sub. Nts., 5/22/45		1,744,000	1,778,901
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		11,915,000	10,410,731
Keystone Financing plc, 9.50% Sr. Sec. Nts., 10/15/19	GBP	1,308,000	1,951,513
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]		1,585,000	1,556,621
Lazard Group LLC, 3.75% Sr. Unsec. Nts., 2/13/25		1,415,000	1,309,026
Morgan Stanley:
5.00% Sub. Nts., 11/24/25		2,210,000	2,397,357
Series GMTN, 3.875% Sr. Unsec. Nts., 1/27/26		2,296,000	2,400,884
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16		1,888,000	1,893,858
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1,6]		1,731,000	1,725,772

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Capital Markets (Continued)
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual
Bonds, Series 1[2,14]		$2,476,000	$2,482,190

			70,194,246
Commercial Banks—6.0%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]		13,840,000	13,992,766
Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[2,1][3]	EUR	2,250,000	2,470,706
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]		1,186,225	—
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		375,000	366,525
Banco Bilbao Vizcaya Argentaria SA, 7% Jr. Sub. Perpetual
Bonds[2,14]	EUR	15,575,000	16,511,102
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38		1,365,000	1,870,817
Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]		1,950,000	2,028,772
Bank of Ireland:
4.25% Sub. Nts., 6/11/24[2]	EUR	5,890,000	6,716,815
10.00% Sub. Nts., 12/19/22	EUR	5,635,000	8,171,935
BankAmerica Capital III, 1.192% Jr. Sub. Nts., 1/15/27[2]		1,245,000	972,656
Barclays plc:
7.00% Jr. Sub. Perpetual Bonds[2,14]	GBP	6,745,000	8,629,534
8.00% Jr. Sub. Perpetual Bonds[2,14]	EUR	8,235,000	9,093,939
BNP Paribas SA:
4.375% Sub. Nts., 9/28/25[1]		1,572,000	1,569,240
5.945% Jr. Sub. Perpetual Bonds[2,14]	GBP	5,530,000	7,963,335
7.375% Jr. Sub. Perpetual Bonds[1,2,14]		3,715,000	3,598,906
BPCE SA:
2.75% Sub. Nts., 7/8/26[2]	EUR	7,735,000	8,997,035
4.875% Sub. Nts., 4/1/26[1]		6,730,000	6,687,217
Series BKNT, 2.65% Sr. Unsec. Nts., 2/3/21		2,246,000	2,268,912
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22		9,670,000	9,815,050
Citigroup, Inc.:
4.65% Sr. Unsec. Nts., 7/30/45		1,480,000	1,556,676
6.675% Sub. Nts., 9/13/43		888,000	1,080,281
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		8,880,000	10,058,376
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec.
Nts., 5/15/20[1]		6,300,000	5,512,500
Cooperatieve Rabobank UA:
4.375% Sub. Nts., 8/4/25		9,126,000	9,453,961
5.50% Jr. Sub. Perpetual Bonds[2,14]	EUR	5,665,000	6,232,673
Credit Agricole SA:
8.125% Jr. Sub. Perpetual Bonds[1,2,14]		2,240,000	2,243,349
8.375% Jr. Sub. Perpetual Bonds[1,2,14]		1,551,000	1,718,043
Danske Bank AS:
2.80% Sr. Unsec. Nts., 3/10/21[1]		1,561,000	1,586,610
5.684% Jr. Sub. Perpetual Bonds[2,14]	GBP	8,930,000	12,959,446
Fifth Third Bank/Cincinnati OH, 3.85% Sub. Nts., 3/15/26		1,456,000	1,496,181
FirstMerit Corp., 4.35% Sub. Nts., 2/4/23		1,991,000	2,041,601
Garfunkelux Holdco 3 SA, 8.50% Sr. Sec. Nts., 11/1/22	GBP	1,295,000	1,846,061
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		3,285,000	3,071,475
HSBC Bank Capital Funding Sterling 1 LP, 5.844% Jr. Sub.
Perpetual Bonds[2,14]	GBP	4,050,000	6,182,114

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Commercial Banks (Continued)
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21		$1,568,000	$1,593,038
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		2,265,000	2,320,320
ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[1]		3,310,000	3,375,935
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]		2,092,000	2,125,698
Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[1]		10,335,000	9,697,723
5.71% Sub. Nts., 1/15/26[1]		2,565,000	2,500,226
7.00% Jr. Sub. Perpetual Bonds[2,13,14]	EUR	5,880,000	6,402,309
JPMorgan Chase & Co.:
4.25% Sub. Nts., 10/1/27		3,237,000	3,376,301
6.75% Jr. Sub. Perpetual Bonds, Series S2,14		1,930,000	2,121,553
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]		1,035,000	1,065,340
Lincoln Finance Ltd.:
6.875% Sr. Sec. Nts., 4/15/21[1]	EUR	3,247,000	3,842,552
7.375% Sr. Sec. Nts., 4/15/21[1]		1,485,000	1,549,969
Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,2,14]		1,702,000	1,842,415
Mercury Bondco plc, 8.25% Sr. Sec. Nts., 5/30/21[12]	EUR	1,827,000	2,106,417
Monitchem HoldCo 3 SA, 5.25% Sr. Sec. Nts., 6/15/21	EUR	1,000,000	1,138,543
NN Group NV, 4.625% Sub. Nts., 4/8/44[2]	EUR	8,540,000	10,075,392
OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[1]		5,090,000	5,102,725
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,14]	GBP	500,000	732,571
Regions Bank, Birmingham AL, Series BKNT, 2.25% Sr. Unsec. Nts., 9/14/18		1,472,000	1,470,556
Regions Financial Corp., 7.375% Sub. Nts., 12/10/37		714,000	921,901
Royal Bank of Scotland Group plc:
5.125% Sub. Nts., 5/28/24		9,865,000	9,503,172
7.64% Jr. Sub. Perpetual Bonds[2,14]		2,200,000	2,150,500
Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[1]		10,625,000	10,080,947
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		3,495,000	3,191,145
Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21		1,560,000	1,580,523
Societe Generale SA:
5.922% Jr. Sub. Perpetual Bonds[1,2,14]		1,685,000	1,676,575
8.00% Jr. Sub. Perpetual Bonds[1,2,14]		13,720,000	13,342,700
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	4,955,000	5,507,869
SumitG Guaranteed Secured Obligation Issuer DAC, 2.251% Sr. Sec. Nts., 11/2/20[1]		11,830,000	11,830,781
SunTrust Banks, Inc.:
2.90% Sr. Unsec. Nts., 3/3/21		2,367,000	2,405,717
3.50% Sr. Unsec. Nts., 1/20/17		1,097,000	1,114,396
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]		1,657,000	1,677,270
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[1,6]		1,365,000	1,365,546
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]		3,005,000	2,969,721
Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S2,14		2,034,000	2,063,875
			312,586,830

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Consumer Finance—0.5%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		$6,305,000	$4,381,975
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		3,065,000	3,087,987
5.75% Sub. Nts., 11/20/25		2,060,000	2,023,950
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25		1,941,000	1,926,047
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		2,942,000	2,870,145
Navient Corp., 7.25% Sr. Unsec. Nts., 1/25/22		6,570,000	6,167,587
Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24		446,000	453,533
4.50% Sr. Unsec. Nts., 7/23/25		1,465,000	1,510,307
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		2,005,000	1,614,025
			24,035,556
Diversified Financial Services—0.5%
Banco Nacional de Desenvolvimento Economico e Social, 4%
Sr. Unsec. Nts., 4/14/19[1]		4,580,000	4,431,150
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18		790,000	799,247
Berkshire Hathaway, Inc.:
1.625% Sr. Unsec. Nts., 3/16/35	EUR	3,300,000	3,518,812
3.125% Sr. Unsec. Nts., 3/15/26		1,182,000	1,216,447
Cognita Financing plc, 7.75% Sr. Sec. Nts., 8/15/21	GBP	1,500,000	2,183,267
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[1,15]	MXN	20,232,960	103,055
McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18		1,646,000	1,669,115
Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]		2,253,000	2,381,721
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		1,187,000	1,191,017
Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[1]	EUR	2,020,000	2,346,515
4.75% Sr. Sec. Nts., 5/15/23[1]		405,000	409,050
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		991,000	992,851
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]		2,390,000	2,234,650
			23,476,897
Insurance—1.1%
Assicurazioni Generali SpA, 7.75% Sub. Nts., 12/12/42[2]	EUR	5,265,000	7,218,968
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,14]	GBP	1,850,000	2,677,129
6.125% Jr. Sub. Perpetual Bonds[2,14]	GBP	9,035,000	13,219,296
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		1,433,000	1,483,685
Chubb INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26		978,000	1,022,122
4.35% Sr. Unsec. Nts., 11/3/45		783,000	855,763
CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		6,170,000	6,308,825
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		1,988,000	2,087,994
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[1]		2,030,000	2,004,625
Liberty Mutual Group, Inc., 4.85% Sr. Unsec. Nts., 8/1/44[1]		1,077,000	1,034,355
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26		1,561,000	1,596,802
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds, Series C2,14		1,336,000	1,280,055

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Insurance (Continued)
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		$4,631,000	$4,463,126
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[2]		1,827,000	1,811,014
Sogecap SA, 4.125% Sub. Perpetual Bonds[2],[14]	EUR	6,900,000	7,536,444
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		2,469,000	2,557,235
Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16		1,636,000	1,681,026
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,14]		1,085,000	754,075

			59,592,539
Real Estate Investment Trusts (REITs)—1.1%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		825,000	830,304
5.90% Sr. Unsec. Nts., 11/1/21		841,000	962,276
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,15]	MXN	17,961,653	—
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		1,798,000	1,881,814
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		7,005,000	6,532,162
Corrections Corp. of America, Series WI, 4.625% Sr. Unsec. Nts., 5/1/23		1,915,000	1,943,725
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		2,250,000	2,272,500
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,441,800
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22		4,420,000	4,607,850
5.875% Sr. Unsec. Nts., 1/15/26		3,425,000	3,615,087
FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25		3,065,000	3,179,937
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		2,390,000	2,401,950
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		1,006,000	1,043,659
Host Hotels & Resorts LP, Series D, 3.75% Sr. Unsec. Nts., 10/15/23		1,097,000	1,072,409
Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[1]		2,080,000	2,201,680
iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		6,445,000	6,251,650
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26[1]		1,825,000	1,920,813
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24		2,195,000	2,321,213
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		6,140,000	6,423,975
Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17		159,000	166,742
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		2,260,000	2,248,700
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		1,304,000	1,299,615
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		389,000	391,371

			56,011,232
Real Estate Management & Development—0.3%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25		2,590,000	2,639,531

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Real Estate Management & Development (Continued)
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		$6,075,000	$5,832,000
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		4,975,000	5,161,563
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	3,210,000	3,853,555

			17,486,649
Thrifts & Mortgage Finance—0.4%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		3,755,000	3,266,850
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]		6,435,000	6,274,125
Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20		6,000,000	5,880,000
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		4,815,000	3,153,825

			18,574,800
Health Care—3.5%
Biotechnology—0.1%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25		1,392,000	1,464,611
4.70% Sr. Unsec. Nts., 5/14/45		376,000	401,554
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45		699,000	778,579
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25		925,000	974,410
5.00% Sr. Unsec. Nts., 8/15/45		250,000	271,477
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46		1,006,000	1,107,112

			4,997,743
Health Care Equipment & Supplies—0.4%
Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24		787,000	841,347
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25		2,009,000	2,088,213
ConvaTec Healthcare E SA, 10.50% Sr. Unsec. Nts., 12/15/18[1]		750,000	773,437
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]		1,720,000	1,530,800
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]		2,080,000	2,163,200
Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]		6,870,000	7,187,737
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]		1,505,000	1,549,097
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		1,535,000	1,546,513
Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26		947,000	984,066
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25		779,000	788,904

			19,453,314
Health Care Providers & Services—2.0%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23		2,810,000	2,873,225
6.50% Sr. Unsec. Nts., 3/1/24[1]		730,000	761,025
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22		2,840,000	2,935,850
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24		1,115,000	1,161,533
Care UK Health & Social Care plc, 5.591% Sr. Sec. Nts., 7/15/19[2]	GBP	975,000	1,211,827

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22	$5,705,000	$5,790,575
Centene Escrow Corp.:
5.625% Sr. Unsec. Nts., 2/15/21[1]	735,000	768,075
6.125% Sr. Unsec. Nts., 2/15/24[1]	735,000	775,425
CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22	10,615,000	9,633,112
7.125% Sr. Unsec. Nts., 7/15/20	1,340,000	1,273,000
DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	3,505,000	3,478,712
5.125% Sr. Unsec. Nts., 7/15/24	5,915,000	5,985,241
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	1,740,000	1,774,800
Express Scripts Holding Co., Series 10YR, 4.50% Sr. Unsec. Nts., 2/25/26	1,957,000	2,036,360
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	4,500,000	2,722,500
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	2,335,000	2,384,619
5.875% Sr. Unsec. Nts., 1/31/22[1]	3,071,000	3,388,849
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	2,110,000	2,135,721
5.875% Sr. Unsec. Nts., 5/1/23	4,520,000	4,768,600
7.50% Sr. Unsec. Nts., 2/15/22	8,510,000	9,672,194
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	4,530,000	4,611,540
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	4,220,000	3,819,100
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	3,425,000	3,475,015
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	5,015,000	5,253,213
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	1,028,000	1,097,060
Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	800,000	880,090
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	2,225,000	2,133,964
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	2,675,000	2,541,250
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	7,165,000	6,896,313
8.125% Sr. Unsec. Nts., 4/1/22	4,355,000	4,489,613
Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]	3,000,000	3,060,000
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	2,035,000	1,892,550

		105,680,951
Life Sciences Tools & Services—0.2%
Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]	4,905,000	5,038,073
Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	744,000	748,719
4.15% Sr. Unsec. Nts., 2/1/24	700,000	739,386
5.30% Sr. Unsec. Nts., 2/1/44	881,000	984,007

		7,510,185
Pharmaceuticals—0.8%
Actavis Funding SCS:
1.85% Sr. Unsec. Nts., 3/1/17	1,935,000	1,944,739

43      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Pharmaceuticals (Continued)
Actavis Funding SCS: (Continued)
3.80% Sr. Unsec. Nts., 3/15/25		$1,910,000	$1,991,337
4.75% Sr. Unsec. Nts., 3/15/45		622,000	661,520
Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	6,295,000	7,506,206
Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		1,745,000	1,505,062
Endo Finance LLC/Endo Finco, Inc., 5.875% Sr. Unsec. Nts., 1/15/23[1]		4,610,000	4,414,075
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]		3,430,000	3,245,637
6.00% Sr. Unsec. Nts., 2/1/25[1]		660,000	622,050
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]		1,170,000	1,102,140
5.50% Sr. Unsec. Nts., 4/15/25[1]		3,505,000	3,110,688
5.75% Sr. Unsec. Nts., 8/1/22[1]		2,810,000	2,602,763
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26		709,000	731,625
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]		1,100,000	1,152,250
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]		2,805,000	2,300,100
5.50% Sr. Unsec. Nts., 3/1/23[1]		7,025,000	5,532,188
5.875% Sr. Unsec. Nts., 5/15/23[1]		1,645,000	1,297,494
7.25% Sr. Unsec. Nts., 7/15/22[1]		4,505,000	3,626,525

			43,346,399
Industrials—5.3%
Aerospace & Defense—0.7%
Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21		7,215,000	7,521,637
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]		1,994,000	2,056,765
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]		8,285,000	6,379,450
DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[1]		2,775,000	2,539,125
L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17		519,000	517,404
3.95% Sr. Unsec. Nts., 11/15/16		656,000	664,672
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19		4,705,000	4,446,225
Lockheed Martin Corp., Series 10YR, 3.55% Sr. Unsec. Nts., 1/15/26		1,265,000	1,341,753
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43		1,295,000	1,462,416
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22		2,940,000	3,057,600
Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24		894,000	927,242
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22		5,980,000	5,411,900

			36,326,189
Air Freight & Couriers—0.4%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]		4,360,000	3,498,900
FedEx Corp., 4.75% Sr. Unsec. Nts., 11/15/45		4,961,000	5,273,072
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]		9,365,000	7,445,175
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]		5,625,000	5,850,000

			22,067,147

44      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Airlines—0.3%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	$10,715,000	$11,130,206
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	2,450,000	2,410,188
5.50% Sr. Unsec. Nts., 10/1/19[1]	2,745,000	2,806,762

		16,347,156
Building Products—0.4%
Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	3,115,000	3,246,764
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	11,515,000	12,004,388
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,580,000	1,603,893
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	5,665,000	5,778,300

		22,633,345
Commercial Services & Supplies—0.7%
ACCO Brands Corp., 6.75% Sr. Unsec. Nts., 4/30/20	1,460,000	1,551,250
ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	3,410,000	3,503,775
Advanced Disposal Services, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	3,460,000	3,546,154
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	6,205,000	3,645,437
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	1,195,000	875,337
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21[1]	3,660,000	3,719,475
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	4,165,000	3,394,475
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,151,000	2,198,025
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	6,575,000	6,657,188
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	643,000	648,372
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	7,775,000	7,161,164

		36,900,652
Construction & Engineering—0.0%
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	1,245,000	1,285,373
Electrical Equipment—0.2%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]	6,305,000	6,115,850
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	993,000	1,001,689
5.625% Sr. Unsec. Nts., 11/1/24[1]	3,550,000	3,705,312

		10,822,851
Industrial Conglomerates—0.0%
CITIC Ltd., 7.875% Sub. Perpetual Bonds[2],[14]	1,035,000	1,038,426
Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	918,000	950,711

		1,989,137
Machinery—0.9%
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	5,285,000	5,271,787
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]	8,410,000	7,989,500
CNH Industrial Capital LLC, 4.875% Sr. Unsec. Nts., 4/1/21	1,100,000	1,098,625
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	425,000	445,499
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	3,015,000	3,090,375
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	2,299,000	2,483,394
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	10,795,000	9,567,069

45      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Machinery (Continued)
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		$6,985,000	$5,203,825
SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	805,000	979,744
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18		1,770,000	1,798,761
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		5,730,000	5,572,425
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		4,990,000	4,141,700
Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16		1,771,000	1,772,819

			49,415,523
Marine—0.0%
AP Moeller-Maersk AS, 3.875% Sr. Unsec. Nts., 9/28/25[1]		193,000	185,942
Professional Services—0.4%
Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17		2,368,000	2,502,377
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		8,420,000	8,851,525
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]		7,445,000	7,668,350

			19,022,252
Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		6,300,000	5,788,125
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35		341,000	350,612
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]		562,000	555,984
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46		597,000	638,683
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[1]		1,073,000	1,093,844
4.25% Sr. Unsec. Nts., 1/17/23[1]		829,000	841,494
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]		5,175,000	4,700,447

			13,969,189
Trading Companies & Distributors—0.8%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21		1,842,000	1,881,142
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23		730,000	735,475
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]		1,030,000	1,073,775
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21		3,905,000	3,714,631
6.75% Sr. Unsec. Nts., 12/15/20		2,590,000	2,551,150
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]		11,460,000	12,075,975
5.75% Sr. Unsec. Nts., 4/15/24[1,6]		1,465,000	1,508,950
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		6,005,000	4,173,475
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]		5,205,000	5,530,313
United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23		6,310,000	6,294,225

			39,539,111
Transportation Infrastructure—0.2%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]		5,405,000	5,537,206
Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts., 4/30/25[1]		2,705,000	2,684,751

			8,221,957

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Information Technology—2.1%
Communications Equipment—0.4%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	$4,955,000	$3,369,400
Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[1]	2,980,000	3,085,790
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	2,740,000	2,794,800
Infor US, Inc.:
5.75% Sr. Sec. Nts., 8/15/20[1]	1,040,000	1,073,800
6.50% Sr. Unsec. Nts., 5/15/22	2,295,000	2,099,925
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	2,055,000	2,024,175
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	1,605,000	1,605,000
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	2,997,000	3,116,880

		19,169,770
Electronic Equipment, Instruments, & Components—0.3%
Arrow Electronics, Inc., 3.50% Sr. Unsec. Nts., 4/1/22	1,950,000	1,957,127
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	5,245,000	5,297,450
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	2,105,000	2,141,838
Flextronics International Ltd., Series WI, 4.75% Sr. Unsec. Nts., 6/15/25	2,133,000	2,101,005
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	5,870,000	6,398,300

		17,895,720
Internet Software & Services—0.1%
Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25	2,215,000	2,318,593
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	4,375,000	4,550,000

		6,868,593
IT Services—0.3%
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	1,895,000	1,927,370
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	5,700,000	5,101,500
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	4,810,000	4,917,744
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	1,548,000	1,547,006
Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	892,000	978,672
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	667,000	671,196
6.75% Sr. Unsec. Nts., 2/1/17	332,000	344,234

		15,487,722
Semiconductors & Semiconductor Equipment—0.4%
Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[1]	10,445,000	11,097,812
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	480,000	539,505
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]	6,235,000	5,128,288
5.875% Sr. Unsec. Nts., 2/15/22	2,290,000	1,992,300

		18,757,905
Software—0.2%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[1]	3,455,000	3,649,344
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	1,393,000	1,386,840
4.375% Sr. Unsec. Nts., 6/15/25	560,000	573,559

47      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Software (Continued)
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		$2,326,000	$1,686,350
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]		1,775,000	1,721,750
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		1,211,000	1,241,275
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24		1,284,000	1,367,878

			11,626,996
Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		1,362,000	1,430,111
Denali International LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		6,965,000	7,364,617
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]		1,871,000	1,884,076
6.35% Sr. Unsec. Nts., 10/15/45[1]		6,574,000	6,483,608
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23		1,535,000	1,588,725

			18,751,137
Materials—4.0%
Chemicals—1.1%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		774,000	746,680
4.125% Sr. Unsec. Nts., 3/15/35		388,000	338,295
Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[2,14]	EUR	7,800,000	9,031,440
Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[1]		3,470,000	3,981,825
Chemours Co. (The):
6.625% Sr. Unsec. Nts., 5/15/23[1]		3,500,000	2,870,000
7.00% Sr. Unsec. Nts., 5/15/25[1]		1,990,000	1,604,438
Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44		563,000	540,626
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19		2,387,000	2,410,283
Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		4,410,000	3,682,350
Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[1]		6,755,000	6,586,125
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]		4,605,000	4,699,955
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24		1,075,000	899,588
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	2,450,000	2,827,493
4.625% Sr. Unsec. Nts., 7/15/24		4,460,000	4,689,293
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22		2,047,000	2,001,446
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		4,130,000	2,994,250
Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		6,020,000	4,665,500
Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		1,287,000	1,331,780

			55,901,367
Construction Materials—0.3%
CRH America, Inc.:
5.125% Sr. Unsec. Nts., 5/18/45[1]		2,012,000	2,064,656
6.00% Sr. Unsec. Nts., 9/30/16		906,000	922,890
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,2]		2,290,000	2,066,038
HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,890,000	2,332,021

48      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Construction Materials (Continued)
HeidelbergCement Finance Luxembourg SA: (Continued)
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,720,000	$2,401,262
8.00% Sr. Unsec. Nts., 1/31/17	EUR	1,980,000	2,397,622
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		1,747,000	1,773,205
Lafarge SA, 4.75% Sr. Unsec. Nts., 9/30/20	EUR	2,790,000	3,720,158

			17,677,852
Containers & Packaging—1.2%
Ball Corp., 5% Sr. Unsec. Nts., 3/15/22		3,675,000	3,858,750
Berry Plastics Corp., 5.125% Sec. Nts., 7/15/23		6,160,000	6,252,400
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		5,265,000	4,738,500
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		5,610,000	5,750,250
International Paper Co.:
4.80% Sr. Unsec. Nts., 6/15/44		1,136,000	1,098,479
5.15% Sr. Unsec. Nts., 5/15/46		2,110,000	2,132,336
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		3,365,000	3,185,477
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		3,715,000	3,812,816
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		1,980,000	2,080,174
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20		11,805,000	12,144,394
9.875% Sr. Unsec. Nts., 8/15/19		740,000	766,362
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		3,550,000	3,705,313
5.125% Sr. Unsec. Nts., 12/1/24[1]		2,055,000	2,142,338
Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		9,615,000	9,987,581

			61,655,170
Metals & Mining—1.4%
ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	500,000	321,852
5.95% Sr. Unsec. Nts., 7/31/24		200,000	187,200
Alcoa, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24		6,005,000	5,794,825
5.72% Sr. Unsec. Nts., 2/23/19		1,535,000	1,602,156
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		2,680,000	2,735,275
7.875% Sr. Unsec. Nts., 11/1/20		3,920,000	3,332,000
ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	5,985,000	6,455,915
5.50% Sr. Unsec. Nts., 2/25/17		10,335,000	10,528,781
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		3,730,000	2,694,925
First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		6,185,000	4,174,875
Gestamp Funding Luxembourg SA, 5.625% Sr. Sec. Nts., 5/31/20[1]		1,000,000	1,024,000
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]		1,564,000	1,565,656
Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[1]		5,765,000	4,719,881

49      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Metals & Mining (Continued)
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		$518,000	$473,901
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		2,580,000	2,322,000
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		695,000	595,808
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		780,000	775,924
Novelis, Inc., 8.375% Sr. Unsec. Nts., 12/15/17		3,295,000	3,367,490
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		5,575,000	4,961,449
Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21		3,780,000	3,836,700
Teck Resources Ltd., 3.15% Sr. Unsec. Nts., 1/15/17		7,055,000	6,808,075
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		1,860,000	1,646,100

			69,924,788
Paper & Forest Products—0.0%
Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	900,000	1,102,527
Telecommunication Services—4.2%
Diversified Telecommunication Services—3.0%
AT&T, Inc.:
4.125% Sr. Unsec. Nts., 2/17/26		1,079,000	1,142,283
Series WI, 4.35% Sr. Unsec. Nts., 6/15/45		3,090,000	2,853,436
Series WI, 5.15% Sr. Unsec. Nts., 3/15/42		6,315,000	6,389,650
British Telecommunications plc:
1.75% Sr. Unsec. Nts., 3/10/26[13]	EUR	5,840,000	6,867,337
5.75% Sr. Unsec. Nts., 12/7/28	GBP	3,600,000	6,586,834
9.625% Sr. Unsec. Nts., 12/15/30		1,795,000	2,813,725
CenturyLink, Inc.:
6.45% Sr. Unsec. Nts., 6/15/21		5,810,000	5,915,277
7.50% Sr. Unsec. Nts., 4/1/24[6]		3,655,000	3,668,706
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
6.375% Sr. Unsec. Nts., 9/15/20[1]		7,340,000	7,303,300
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		6,385,000	6,073,731
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		6,580,000	5,856,200
10.50% Sr. Unsec. Nts., 9/15/22[1]		4,855,000	4,994,581
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20		2,195,000	1,426,750
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		10,587,000	14,166,846
Level 3 Financing, Inc., 5.625% Sr. Unsec. Nts., 2/1/23		5,830,000	6,012,188
Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16		501,000	504,788
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		20,065,000	21,130,652
Telecom Italia SpA, 3.625% Sr. Unsec. Nts., 1/19/24[13]	EUR	5,880,000	7,067,533
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18		1,787,000	1,834,495
7.045% Sr. Unsec. Unsub. Nts., 6/20/36		680,000	863,512
T-Mobile USA, Inc.:
6.00% Sr. Unsec. Nts., 4/15/24		2,925,000	2,968,875
6.25% Sr. Unsec. Nts., 4/1/21		8,025,000	8,464,770
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24		750,000	788,652
4.50% Sr. Unsec. Nts., 9/15/20		3,283,000	3,634,819

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Verizon Communications, Inc.: (Continued)
Series WI, 4.522% Sr. Unsec. Nts., 9/15/48		$12,550,000	$12,628,663
Series WI, 5.012% Sr. Unsec. Nts., 8/21/54		435,000	438,401
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23		3,485,000	2,570,188
7.75% Sr. Unsec. Nts., 10/1/21		6,545,000	5,370,991
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23		3,920,000	3,932,230

			154,269,413
Wireless Telecommunication Services—1.2%
Bharti Airtel International Netherlands BV:
5.125% Sr. Unsec. Nts., 3/11/23[1]		4,590,000	4,913,512
5.35% Sr. Unsec. Nts., 5/20/24[1]		1,165,000	1,258,619
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]		4,265,000	3,795,850
Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25		2,110,000	2,201,992
Sprint Communications, Inc., 7% Sr. Unsec. Nts., 3/1/20[1]		3,875,000	3,894,375
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		12,560,000	9,639,800
Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[2,14]	GBP	13,100,000	19,111,943
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,14]	EUR	8,645,000	10,360,924
Wind Acquisition Finance SA:
4.00% Sr. Sec. Nts., 7/15/20[1]	EUR	6,655,000	7,525,842
4.75% Sr. Sec. Nts., 7/15/20[1]		2,409,000	2,288,550

			64,991,407
Utilities—3.0%
Electric Utilities—1.6%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]		885,000	930,541
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]		743,000	761,488
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23		1,602,000	1,619,527
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		16,416,000	17,165,719
6.00% Sr. Unsec. Nts., 2/2/18[1]		2,325,000	2,468,453
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,14]		6,925,000	6,362,344
5.625% Jr. Sub. Perpetual Bonds[1,2,14]		3,490,000	3,206,438
6.00% Jr. Sub. Perpetual Bonds[2,14]	GBP	3,065,000	4,030,084
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		2,157,000	2,302,321
Enel SpA, 5% Jr. Sub. Nts., 1/15/75[2]	EUR	12,055,000	14,387,478
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46		602,000	622,160
Israel Electric Corp. Ltd., 7.25% Sr. Sec. Nts., 1/15/19[1]		7,625,000	8,465,458
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		1,043,000	1,075,404
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	9,345,651
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		2,348,000	2,350,745
PPL Capital Funding, Inc., 4.20% Sr. Sec. Nts., 6/15/22		1,607,000	1,734,885

51      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Electric Utilities (Continued)
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]		$1,865,000	$2,071,539
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		1,570,000	1,758,997
Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17		1,798,000	1,812,071
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		1,195,000	1,237,424
Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25		1,281,000	1,316,693
			85,025,420

Gas Utilities—0.1%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20		2,985,000	3,074,550
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		1,966,000	1,754,655
			4,829,205

Independent Power and Renewable Electricity Producers—0.8%
AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	4,213,125
Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		1,495,000	1,456,881
7.875% Sr. Sec. Nts., 1/15/23[1]		2,282,000	2,430,330
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16		2,372,000	2,382,045
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		1,485,000	1,247,400
7.375% Sr. Unsec. Nts., 11/1/22		4,420,000	4,110,600
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[1,7]		4,185,323	4,562,002
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		2,785,000	2,046,975
Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		1,035,000	1,045,428
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	GBP	5,400,000	7,837,263
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		4,379,453	4,253,544
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 5/1/24		2,225,000	2,052,562
6.625% Sr. Unsec. Nts., 3/15/23		5,210,000	4,885,990
			42,524,145

Multi-Utilities—0.5%
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24		2,220,000	2,352,738
5.05% Sr. Unsec. Unsub. Nts., 3/15/22		532,000	596,210
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		7,410,000	5,094,375
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	12,325,000	14,667,155
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44		1,191,000	1,261,543
Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25		1,266,000	1,277,185
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17		1,557,000	1,665,028
			26,914,234
Total Corporate Bonds and Notes (Cost $2,786,535,871)			2,657,507,922

52      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Shares	Value
Common Stocks—0.1%
Arco Capital Corp. Ltd.[1,16,17]		2,494,716	$—
JP Morgan International, GDR[16]		1,681,847	—
Kaiser Aluminum Corp.		1,399	118,271
Nortek, Inc.[16]		86,282	4,166,558
Premier Holdings Ltd.[16]		1,088,661	—
Revel Entertainment, Inc.[16]		62,473	—
Wallace Theater Holdings, Inc.[1,16]		6,170	62
Total Common Stocks (Cost $12,283,290)			4,284,891

		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[16] (Cost $24,912,707)		88,579	—

		Principal Amount
Structured Securities—0.5%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	RUB	196,587,000	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	RUB	335,100,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sr. Sec. Nts., 4/30/25[1,8]		3,415,624	2,039,632
3.138% Sr. Sec. Nts., 4/30/25[1,8]		3,358,535	2,005,541
3.191% Sr. Sec. Nts., 4/30/25[1,8]		4,181,649	2,497,062
3.241% Sr. Sec. Nts., 4/30/25[1,8]		4,772,718	2,850,017
3.269% Sr. Sec. Nts., 4/30/25[1,8]		3,812,843	2,276,830
3.346% Sr. Sec. Nts., 4/30/25[1,8]		3,583,909	2,140,123
3.905% Sr. Sec. Nts., 4/30/25[1,8]		4,352,030	2,598,805
4.005% Sr. Sec. Nts., 4/30/25[1,8]		3,757,281	2,243,652
67.804% Sr. Sec. Nts., 12/31/17[1,15]	BRL	14,420,000	5,512,965
LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[7,8]		115,443	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	117,703,203	773,441
Total Structured Securities (Cost $52,898,116)			24,938,068

Counterparty			Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.0%
AUD
Currency Put[16]	BNP	USD	0.740	6/2/16	AUD	67,300,000	452,525
EUR Currency
Put[16]	BAC	USD	1.099	6/14/16	EUR	56,000,000	337,008
JPY Currency
Call[16,18]	DEU	JPY	120.000	8/2/16	JPY	4,480,000	243,846
Total Over-the-Counter Options Purchased (Cost $2,049,956)							1,033,379

53      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate
				Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 1/30/19 Call[16]	BAC	Pay	Three- Month USD BBA LIBOR	1.200%	1/26/17 USD	171,495,090	$10,369,870
Interest Rate Swap maturing 4/26/18 Call[16]	DEU	Receive	If “FRO 2” is < than 0.40% at Fixing Date: Floating Rate calculated as MAX[0;(FRO 1- Strike Swap Rate)]	0.800	4/24/18EUR	147,400	690,625
Interest Rate Swap maturing 5/30/33 Call[16]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23GBP	234,350	231,188
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $8,243,244)							11,291,683

	Shares
Investment Companies—15.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[19,20]	345,947,488	345,947,488
Oppenheimer Master Event-Linked Bond Fund, LLC[19]	8,779,261	133,606,002
Oppenheimer Master Loan Fund, LLC[19]	19,011,310	275,556,145
Oppenheimer Ultra-Short Duration Fund, Cl. Y19	12,558,953	62,794,764
Total Investment Companies (Cost $841,086,679)		817,904,399
Total Investments, at Value (Cost $5,529,116,793)	101.7%	5,301,845,271
Net Other Assets (Liabilities)	(1.7)	(88,768,331)
Net Assets	100.0%	$5,213,076,940

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,613,347,748 or 30.95% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $13,729,267 or 0.26% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

54      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $ 4,602,604. See Note 6 of the accompanying Consolidated Notes.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $16,579,741. See Note 6 of the accompanying Consolidated Notes.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes to Financial Statements.

12. Interest or dividend is paid-in-kind, when applicable.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

14. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. Non-income producing security.

17. Security received as the result of issuer reorganization.

18. Digital option becomes eligible for exercise if at expiration date spot exchange rate 1 is greater than or equal to 7.00 CNH per 1.00 USD and if spot exchange rate 2 is less than or equal to 120.00 JPY per 1.00 USD.

19. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	341,110,725	1,309,277,110	1,304,440,347	345,947,488
Oppenheimer Master Event-Linked Bond Fund, LLC	8,999,990	—	220,729	8,779,261
Oppenheimer Master Loan Fund, LLC	21,762,525	—	2,751,215	19,011,310
Oppenheimer Ultra-Short Duration Fund, Cl. Y	12,496,896	62,057	—	12,558,953

		Value	Income	Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E		$345,947,488	$466,500	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		133,606,002	3,615,937[a]	1,583,214[a]
Oppenheimer Master Loan Fund, LLC		275,556,145	8,232,756[b]	4,310,816[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		62,794,764	312,055	—
Total		$817,904,399	$12,627,248	$5,894,030

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

20. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,860,382,085	72.8%

55      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
United Kingdom	$207,636,996	3.9%
France	116,303,690	2.2
Netherlands	94,176,299	1.8
Indonesia	89,339,429	1.7
Mexico	84,345,793	1.6
Italy	82,628,019	1.6
Canada	59,126,230	1.1
Luxembourg	57,227,043	1.1
Spain	54,874,656	1.0
Ireland	50,767,218	1.0
Supranational	49,857,139	0.9
Germany	39,042,698	0.7
India	37,315,836	0.7
Peru	34,174,867	0.6
Kazakhstan	27,698,498	0.5
Brazil	26,069,242	0.5
Portugal	24,321,035	0.5
Romania	24,064,325	0.5
Belgium	23,558,070	0.4
Panama	21,763,788	0.4
Colombia	21,041,911	0.4
Switzerland	18,228,344	0.3
China	18,098,525	0.3
Denmark	14,731,998	0.3
Australia	13,864,001	0.3
Israel	13,691,095	0.3
Croatia	13,271,239	0.3
Uruguay	13,152,913	0.3
Russia	12,565,168	0.2
Austria	10,360,924	0.2
Philippines	9,345,651	0.2
Hungary	9,238,410	0.2
Morocco	8,509,619	0.2
Turkey	8,140,869	0.2
Sweden	6,506,609	0.1
Jersey, Channel Islands	6,451,975	0.1
Serbia	5,709,960	0.1
United Arab Emirates	5,537,206	0.1
Japan	4,822,083	0.1
South Africa	4,700,447	0.1
Jamaica	3,795,850	0.1
Greece	3,399,050	0.1
Chile	2,153,651	0.0
Singapore	2,101,005	0.0
South Korea	1,892,531	0.0
Thailand	1,651,461	0.0
Namibia	1,265,850	0.0
Finland	1,102,527	0.0
Eurozone	1,027,633	0.0

56      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Continued)	Value	Percent
Bermuda	$813,810	0.0%

Total	$5,301,845,271	100.0%

Forward Currency Exchange Contracts as of March 31, 2016
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	05/2016	CAD	108,665	USD	79,834	$3,838,958	$—
BAC	05/2016	NZD	37,400	USD	25,101	684,606	—
BAC	05/2016	USD	25,886	AUD	33,655	144,258	—
BAC	05/2016	USD	16,999	CAD	23,920	—	1,419,994
BAC	07/2016	USD	5,724	IDR	83,730,000	—	559,040
BAC	05/2016	USD	26,743	JPY	2,989,000	149,929	—
BAC	04/2016	USD	14,971	MYR	60,030	—	511,159
BNP	04/2016	BRL	59,090	USD	16,603	—	169,699
BNP	04/2016	COP	88,150,000	USD	26,246	3,112,627	—
BNP	04/2016	MXN	1,935,700	USD	104,845	7,180,474	—
BNP	04/2016	USD	14,777	BRL	59,090	—	1,656,813
BNP	04/2016	USD	37,654	MXN	692,300	—	2,411,435
BOA	05/2016	AUD	71,075	USD	52,088	2,276,143	—
BOA	05/2016	EUR	9,275	USD	10,257	312,222	—
BOA	05/2016	GBP	545	USD	780	2,383	—
BOA	04/2016	INR	3,735,000	USD	54,320	1,952,315	—
BOA	05/2016	JPY	11,514,000	USD	102,354	87,396	—
BOA	04/2016	MXN	391,100	USD	22,574	19,631	1,047
BOA	04/2016	PHP	1,218,000	USD	26,137	347,430	—
BOA	04/2016	SGD	30,400	USD	22,365	187,557	—
BOA	05/2016	USD	26,917	AUD	37,415	—	1,700,460
BOA	05/2016	USD	14,958	BRL	54,800	—	161,037
BOA	05/2016	USD	52,328	CAD	73,560	—	4,314,014
BOA	04/2016 - 05/2016	USD	250,481	EUR	231,055	—	12,831,354
BOA	05/2016	USD	190,861	GBP	125,500	10,587,488	—
BOA	04/2016	USD	22,535	INR	1,496,000	9,368	—
BOA	05/2016	USD	51,119	JPY	5,757,000	—	101,879
BOA	04/2016 - 06/2016	USD	26,222	MXN	499,900	1,060	2,709,188
BOA	05/2016	USD	16,211	NZD	24,665	—	794,607
BOA	04/2016 - 06/2016	USD	35,236	PHP	1,652,000	—	658,765
BOA	04/2016	USD	25,454	THB	897,000	—	30,837
BOA	04/2016	USD	22,438	TRY	64,690	—	405,477
CITNA-B	05/2016	AUD	37,430	USD	26,340	2,289,616	—
CITNA-B	05/2016	CAD	71,085	USD	52,262	2,474,289	—
CITNA-B	05/2016	EUR	34,540	USD	38,412	947,046	—
CITNA-B	05/2016	USD	26,589	AUD	37,395	—	2,013,257
CITNA-B	05/2016	USD	35,831	CAD	49,485	—	2,272,608
CITNA-B	05/2016	USD	56,592	EUR	51,540	—	2,138,573
CITNA-B	04/2016	USD	26,996	MXN	511,060	—	2,581,251
CITNA-B	05/2016	USD	25,211	NZD	37,385	—	565,073
CITNA-B	05/2016	USD	26,472	PLN	106,070	—	1,934,928
DEU	04/2016	BRL	33,450	USD	9,127	176,032	—
DEU	05/2016	EUR	8,690	USD	9,497	405,554	—

57      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
DEU	05/2016	USD	26,835	AUD	37,455	$—	$1,813,444
DEU	04/2016 - 05/2016	USD	17,875	BRL	67,130	37,219	757,396
DEU	05/2016	USD	6,502	EUR	5,900	—	220,556
GSCO-OT	05/2016	CAD	35,990	USD	26,003	1,709,164	—
GSCO-OT	04/2016	COP	87,562,170	USD	26,099	3,083,422	—
GSCO-OT	07/2016	IDR	231,205,000	USD	15,917	1,432,894	—
GSCO-OT	05/2016	INR	3,071,000	USD	44,540	1,553,595	—
GSCO-OT	04/2016	USD	55,117	COP	175,712,170	—	3,423,723
GSCO-OT	07/2016	USD	11,417	IDR	167,142,000	—	1,125,400
GSCO-OT	05/2016	USD	77,592	JPY	8,750,000	—	258,111
HSBC	05/2016	EUR	10,875	USD	11,747	645,476	—
HSBC	04/2016	INR	1,496,000	USD	22,447	78,548	—
HSBC	05/2016	SGD	460	USD	323	18,462	—
HSBC	05/2016	USD	17,206	EUR	15,570	—	535,777
HSBC	04/2016	USD	52,028	MXN	968,200	—	4,005,520
HSBC	04/2016 - 05/2016	USD	23,080	SGD	31,320	—	155,249
JPM	05/2016	AUD	74,825	USD	53,541	3,690,864	—
JPM	04/2016	BRL	85,750	USD	22,185	1,740,224	76,564
JPM	05/2016	CAD	36,730	USD	26,413	1,869,281	—
JPM	05/2016 - 06/2016	EUR	61,480	USD	67,227	2,831,461	—
JPM	05/2016	GBP	8,505	USD	11,872	345,300	—
JPM	07/2016	IDR	19,667,000	USD	1,349	126,338	—
JPM	05/2016	JPY	5,982,000	USD	52,856	366,347	—
JPM	04/2016	MXN	520,500	USD	28,039	2,083,976	—
JPM	05/2016	PLN	106,070	USD	26,975	1,432,580	—
JPM	04/2016	RUB	57,100	USD	733	116,664	—
JPM	05/2016	USD	27,424	AUD	37,410	—	1,190,334
JPM	04/2016	USD	23,233	BRL	85,750	169,699	785,148
JPM	05/2016 - 06/2016	USD	47,057	EUR	43,045	—	2,019,654
JPM	05/2016 - 06/2016	USD	22,365	GBP	15,730	—	232,932
JPM	06/2016	USD	48,215	IDR	645,943,000	—	513,807
JPM	05/2016	USD	44,795	INR	3,071,000	—	1,298,275
JPM	05/2016	USD	51,576	MXN	944,000	—	2,811,876
JPM	04/2016	USD	14,961	MYR	60,890	—	741,243
JPM	04/2016	USD	26,076	PHP	1,212,000	—	269,853
JPM	04/2016 - 05/2016	USD	1,563	RUB	114,200	—	129,241
MSCO	05/2016	BRL	27,160	USD	7,452	41,777	—
MSCO	05/2016	EUR	8,420	USD	9,291	303,846	—
MSCO	05/2016	GBP	3,835	USD	5,513	—	4,270
MSCO	05/2016	JPY	3,019,000	USD	27,123	—	262,992
MSCO	04/2016	MXN	1,373,800	USD	76,341	3,165,730	—
MSCO	05/2016	USD	47,845	EUR	43,010	—	1,164,980
MSCO	05/2016	USD	12,974	GBP	9,085	113,328	189,595
MSCO	04/2016	USD	82,596	MXN	1,376,000	2,962,193	—
NOM	05/2016	EUR	9,405	USD	10,222	496,440	—
NOM	05/2016	GBP	6,625	USD	9,866	24,124	373,441
RBS	05/2016	AUD	37,415	USD	26,712	1,905,868	—

58      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
RBS	05/2016	CAD	10,960	USD	8,298	$141,335	$—
RBS	04/2016	COP	87,562,170	USD	28,972	210,877	—
RBS	05/2016	EUR	33,905	USD	37,955	679,902	—
RBS	05/2016	GBP	10,905	USD	15,551	113,676	—
RBS	05/2016	NZD	24,665	USD	15,984	1,021,574	—
RBS	05/2016	USD	26,930	AUD	37,415	—	1,688,300
RBS	05/2016	USD	113,132	CAD	152,340	—	4,170,880
RBS	04/2016	USD	26,192	COP	87,562,170	—	2,990,129
RBS	05/2016	USD	26,892	JPY	3,019,000	32,061	—
RBS	04/2016	USD	77,883	MXN	1,421,740	—	4,355,677
RBS	05/2016	USD	25,213	NZD	37,385	—	562,456
TDB	04/2016	BRL	13,700	USD	3,730	80,238	—
TDB	05/2016	CAD	35,875	USD	26,868	756,383	—
TDB	04/2016	COP	85,170,000	USD	25,817	2,568,260	—
TDB	04/2016	MXN	2,008,600	USD	105,836	10,408,824	—
TDB	04/2016	MYR	60,890	USD	14,683	1,019,028	—
TDB	04/2016	TRY	64,690	USD	22,661	182,638	—
TDB	04/2016 - 05/2016	USD	7,579	BRL	27,490	39,345	75,540
TDB	04/2016	USD	26,749	COP	85,170,000	—	1,635,803
TDB	05/2016	USD	86,830	EUR	80,455	—	4,849,882
TDB	05/2016	USD	2,561	GBP	1,685	140,728	—
TDB	04/2016	USD	55,154	INR	3,735,000	—	1,118,903
TDB	04/2016	USD	40,466	MXN	762,700	—	3,674,106

Total Unrealized Appreciation and Depreciation						$86,926,071	$91,423,552

Futures Contracts as of March 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-Bund	EUX	Sell	6/8/16	33	$6,132,780	$(412)
United States Treasury Long Bonds	CBT	Sell	6/21/16	477	78,436,688	(249,806)
United States Treasury Nts., 10 yr.	CBT	Buy	6/21/16	312	40,681,875	184,589
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/16	2,035	265,344,922	(1,229,325)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/16	1,115	243,906,250	280,818
United States Treasury Nts., 5 yr.	CBT	Sell	6/30/16	49	5,937,039	(55,936)
United States Ultra Bonds	CBT	Buy	6/21/16	806	139,060,188	(1,142,120)

						$(2,212,192)

Over-the-Counter Options Written at March 31, 2016
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

AUD Currency Put	BNP	USD	0.713	6/2/16	AUD	(67,300,000)	$132,581	$(142,138)

EUR Currency Call	BAC	USD	1.161	6/14/16	EUR	(56,000,000)	370,432	(626,304)

EUR Currency Put	BAC	USD	1.066	6/14/16	EUR	(56,000,000)	328,925	(100,296)

Total Over-the-Counter Options Written							$831,938	$(868,738)

59      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps at March 31, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.EM 25	Buy	1.000%	6/20/21	USD	9,535	$(902,117)	$819,901

CDX.EM 25	Buy	1.000	6/20/21	USD	44,175	(3,867,767)	3,798,547

CDX.HY.25	Buy	5.000	12/20/20	USD	26,250	58,917	(755,432)

Total Centrally Cleared Credit Default Swaps						$(4,710,967)	$3,863,016

Over-the-Counter Credit Default Swaps at March 31, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	3,500	$(410,800)	$392,454

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	21,833

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	21,833

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	900	(3,420)	36,017

Federative Republic of Brazil	BNP	Buy	1.000	12/20/20	USD	2,485	(394,238)	246,110

Federative Republic of Brazil	BNP	Buy	1.000	6/20/21	USD	2,480	(331,449)	289,330

Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	3,545	280,477	(100,193)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	545,380	(423,182)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	509,505	(423,182)

Malaysia	BOA	Buy	1.000	12/20/20	USD	2,230	(116,658)	40,851

Malaysia	BOA	Buy	1.000	12/20/20	USD	1,185	(82,158)	21,708

Malaysia	BOA	Buy	1.000	12/20/20	USD	2,320	(124,027)	42,500

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	2,325	(147,019)	42,592

Republic of Peru	BNP	Buy	1.000	12/20/20	USD	2,861	(81,736)	62,989

Republic of South Africa	BOA	Buy	1.000	12/20/20	USD	5,610	(588,041)	436,649

Republic of South Africa	HSBC	Buy	1.000	12/20/20	USD	5,610	(645,751)	436,649

Russian Federation	BNP	Buy	1.000	12/20/20	USD	2,320	(247,677)	167,117

State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	(36,067)

Total Over-the-Counter Credit Default Swaps							$(1,622,480)	$1,276,008

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

60      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single
Name Corporate Debt	$5,225,000		$—		BBB
Investment Grade Single
Name Corporate Debt	1,840,000	EUR	—	EUR	BBB- to BBB
Non-Investment Grade
Sovereign Debt	$6,415,000		$4,965,000		B- to BB

Total USD	$11,640,000		$4,965,000

Total EUR	1,840,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Interest Rate Swaps at March 31, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
DEU	Pay	BZDI	14.080%	1/2/19	BRL	157,120	$159,861
GSG	Pay	BZDI	14.080	1/2/19	BRL	153,380	156,056
GSG	Pay	BZDI	14.160	1/4/21	BRL	53,870	83,777

Total Over-the-Counter Interest Rate Swaps							$399,694

Over-the-Counter Interest Rate Swaptions Written at March 31, 2016
Pay/Receive
	Counterparty	Floating	Floating	Fixed	Expiration	Notional	Premiums
Description		Rate	Rate	Rate	Date	Amount (000’s)	Received	Value
Interest Rate Swap			Three- Month USD BBA
maturing 1/30/19 Call	BAC	Receive	LIBOR	0.900	1/26/17	USD 1,495,090	$3,924,611	$ (4,855,514)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.

61      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CDX.EM.25	Markit CDX Emerging Markets Index
CDX.HY.25	Markit CDX High Yield Index
FRO 1	Floating Rate Option 30 yr. Rate
FRO 2	Floating Rate Option 10 yr. Rate
Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange
See accompanying Notes to Consolidated Financial Statements.

62      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES March 31, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $4,688,030,114)	$4,483,940,872
Affiliated companies (cost $841,086,679)	817,904,399

5,301,845,271
Cash	81,831,463
Cash—foreign currencies (cost $860,099)	880,201
Unrealized appreciation on forward currency exchange contracts	86,926,071
Swaps, at value (premiums paid $3,173,420)	2,658,326
Centrally cleared swaps, at value (premiums paid $4,769,884 )	4,618,448
Receivables and other assets:
Investments sold (including $50,890,940 sold on a when-issued or delayed delivery basis)	172,406,369
Interest, dividends and principal paydowns	51,036,846
Shares of beneficial interest sold	2,331,556
Variation margin receivable	949,592
Other	674,289

Total assets	5,706,158,432
Liabilities
Centrally cleared swap collateral due	576,853
Unrealized depreciation on forward currency exchange contracts	91,423,552
Options written, at value (premiums received $831,938)	868,738
Swaps, at value (premiums received $1,550,940)	982,624
Centrally cleared swaps, at value (premiums received $58,917 )	755,432
Swaptions written, at value (premiums received $3,924,611)	4,855,514
Payables and other liabilities:
Investments purchased (including $353,210,882 purchased on a when-issued or delayed delivery basis)	375,602,261
Shares of beneficial interest redeemed	8,881,796
Dividends	2,495,290
Variation margin payable	1,409,556
Distribution and service plan fees	1,016,132
Trustees’ compensation	288,666
Shareholder communications	56,256
Other	3,868,822

Total liabilities	493,081,492
Net Assets	$5,213,076,940

Composition of Net Assets
Par value of shares of beneficial interest	$1,367,692
Additional paid-in capital	6,475,293,392
Accumulated net investment income	976,149
Accumulated net realized loss on investments and foreign currency transactions	(1,028,864,657)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(235,695,636)

Net Assets	$5,213,076,940

63      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,706,520,248 and 972,068,635 shares of beneficial interest outstanding)	$3.81
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.00
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $58,221,766 and 15,215,965 shares of beneficial interest outstanding)	$3.83
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $888,070,393 and 233,373,908 shares of beneficial interest outstanding)	$3.81
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $46,796,978 and 12,329,449 shares of beneficial interest outstanding)	$3.80
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $151,098,393 and 39,601,237 shares of beneficial interest outstanding)	$3.82
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $362,369,162 and 95,102,684 shares of beneficial interest outstanding)	$3.81

See accompanying Notes to Consolidated Financial Statements.

64      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended March 31, 2016 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$3,613,760
Dividends	2,177
Net expenses	(290,896)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	3,325,041
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	8,222,313
Dividends	10,443
Net expenses	(505,658)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	7,727,098

Total allocation of net investment income from master funds	11,052,139
Investment Income
Interest (net of foreign withholding taxes of $739,423)	121,135,939
Fee income on when-issued securities	2,579,159
Dividends:
Unaffiliated companies	1,190
Affiliated companies	778,555

Total investment income	124,494,843
Expenses
Management fees	14,520,407
Distribution and service plan fees:
Class A	4,628,964
Class B	328,756
Class C	4,616,244
Class R	386,135
Transfer and shareholder servicing agent fees:
Class A	4,209,511
Class B	72,465
Class C	1,017,316
Class I	7,121
Class R	170,615
Class Y	418,592
Shareholder communications:
Class A	54,495
Class B	1,687
Class C	12,991
Class R	1,567
Class Y	3,413
Custodian fees and expenses	172,033
Trustees’ compensation	79,997
Borrowing fees	49,252
Other	242,771

Total expenses	30,994,332

65      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Expenses Continued
Less reduction to custodian expenses	$(7,541)
Less waivers and reimbursements of expenses	(1,059,425)

Net expenses	29,927,366
Net Investment Income	105,619,616
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options and swaptions exercised)(net of foreign capital gains tax of $31,784)	(168,750,022)
Closing and expiration of option contracts written	1,573,105
Closing and expiration of futures contracts	(6,578,058)
Foreign currency transactions	(31,593,894)
Swap contracts	(3,397,904)
Closing and expiration of swaption contracts written	6,242,785
Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,583,214)
Oppenheimer Master Loan Fund, LLC	(4,310,816)

Net realized loss	(208,398,018)
Net change in unrealized appreciation/depreciation on:
Investments	96,653,232
Translation of assets and liabilities denominated in foreign currencies	20,564,744
Futures contracts	481,067
Option contracts written	(446,754)
Swap contracts	5,224,232
Swaption contracts written	2,701,935
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(746,963)
Oppenheimer Master Loan Fund, LLC	(6,445,732)

Net change in unrealized appreciation/depreciation	117,985,761
Net Increase in Net Assets Resulting from Operations	$15,207,359

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

66      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations
Net investment income	$105,619,616	$274,373,915
Net realized loss	(208,398,018)	(137,401,124)
Net change in unrealized appreciation/depreciation	117,985,761	(254,142,212)
Net increase (decrease) in net assets resulting from operations	15,207,359	(117,169,421)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(77,121,208)	(185,576,340)
Class B	(1,075,893)	(3,404,527)
Class C	(15,142,099)	(37,752,574)
Class I	(1,050,809)	(5,573,037)
Class R	(2,926,738)	(6,913,849)
Class Y	(8,130,224)	(20,063,825)
	(105,446,971)	(259,284,152)
Distributions from net realized gain:
Class A	—	(10,529,880)
Class B	—	(193,178)
Class C	—	(2,142,137)
Class I	—	(316,222)
Class R	—	(392,302)
Class Y	—	(1,138,451)
	—	(14,712,170)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(238,641,389)	(493,903,645)
Class B	(16,872,669)	(40,524,362)
Class C	(73,494,871)	(112,628,082)
Class I	(907,252)	(62,804,037)
Class R	(9,028,723)	(12,473,547)
Class Y	(34,229,727)	(126,492,964)
	(373,174,631)	(848,826,637)
Net Assets
Total decrease	(463,414,243)	(1,239,992,380)
Beginning of period	5,676,491,183	6,916,483,563
End of period (including accumulated net investment income of $976,149 and $803,504, respectively)	$5,213,076,940	$5,676,491,183

See accompanying Notes to Consolidated Financial Statements.

67      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$3.87	$4.13	$4.13	$4.30	$4.05	$4.32
Income (loss) from investment operations:
Net investment income[2]	0.08	0.18	0.19	0.23	0.25	0.27
Net realized and unrealized gain (loss)	(0.06)	(0.26)	0.00[3]	(0.17)	0.25	(0.28)

Total from investment operations	0.02	(0.08)	0.19	0.06	0.50	(0.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.17)	(0.14)	(0.18)	(0.24)	(0.26)
Tax return of capital distribution	0.00	(0.01)	(0.05)	(0.05)	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.18)	(0.19)	(0.23)	(0.25)	(0.26)
Net asset value, end of period	$3.81	$3.87	$4.13	$4.13	$4.30	$4.05

Total Return, at Net Asset Value[4]	0.46%	(2.06)%	4.62%	1.30%	12.61%	(0.31)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,706,520	$4,008,783	$4,774,652	$5,599,883	$6,276,192	$5,857,280
Average net assets (in thousands)	$3,824,535	$4,432,764	$5,171,641	$6,198,248	$5,865,852	$6,278,335
Ratios to average net assets:[5,6]
Net investment income	4.04%	4.43%	4.53%	5.39%	5.99%	6.23%
Expenses excluding specific expenses listed below	1.05%	1.05%	1.00%	0.96%	0.98%	0.97%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%[7]

Total expenses[8]	1.05%	1.05%	1.00%	0.96%	0.98%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.00%	0.97%	0.93%	0.93%	0.92%
Portfolio turnover rate[9]	40%	79%	93%	95%	74%	53%

68      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.06%
Year Ended September 30, 2015	1.06%
Year Ended September 30, 2014	1.01%
Year Ended September 30, 2013	0.96%
Year Ended September 28, 2012	0.98%
Year Ended September 30, 2011	0.97%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2016	$1,897,813,519	$1,780,672,527
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826

See accompanying Notes to Consolidated Financial Statements.

69      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$3.89	$4.14	$4.14	$4.32	$4.06	$4.33
Income (loss) from investment operations:
Net investment income[2]	0.06	0.15	0.16	0.19	0.21	0.23
Net realized and unrealized gain (loss)	(0.06)	(0.25)	(0.01)	(0.18)	0.26	(0.28)

Total from investment operations	0.00	(0.10)	0.15	0.01	0.47	(0.05)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.14)	(0.12)	(0.15)	(0.20)	(0.22)
Tax return of capital distribution	0.00	(0.01)	(0.03)	(0.04)	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.06)	(0.15)	(0.15)	(0.19)	(0.21)	(0.22)
Net asset value, end of period	$3.83	$3.89	$4.14	$4.14	$4.32	$4.06

Total Return, at Net Asset Value[3]	0.08%	(2.54)%	3.76%	0.15%	11.84%	(1.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,222	$76,276	$122,339	$205,204	$282,504	$284,757
Average net assets (in thousands)	$65,744	$97,858	$160,934	$252,333	$272,336	$320,622
Ratios to average net assets:[4,5]
Net investment income	3.29%	3.66%	3.71%	4.50%	5.08%	5.31%
Expenses excluding specific expenses listed below	1.81%	1.83%	1.83%	1.87%	1.89%	1.89%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%[6]

Total expenses[7]	1.81%	1.83%	1.83%	1.87%	1.89%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.77%	1.80%	1.84%	1.84%	1.84%
Portfolio turnover rate[8]	40%	79%	93%	95%	74%	53%

70      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.82%
Year Ended September 30, 2015	1.84%
Year Ended September 30, 2014	1.84%
Year Ended September 30, 2013	1.87%
Year Ended September 28, 2012	1.89%
Year Ended September 30, 2011	1.89%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2016	$1,897,813,519	$1,780,672,527
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826

See accompanying Notes to Consolidated Financial Statements.

71      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$3.87	$4.12	$4.12	$4.30	$4.04	$4.31
Income (loss) from investment operations:
Net investment income[2]	0.06	0.15	0.16	0.20	0.22	0.24
Net realized and unrealized gain (loss)	(0.06)	(0.25)	0.00 [3]	(0.18)	0.26	(0.28)
Total from investment operations	0.00	(0.10)	0.16	0.02	0.48	(0.04)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.14)	(0.12)	(0.15)	(0.21)	(0.23)
Tax return of capital distribution	0.00	(0.01)	(0.04)	(0.05)	(0.01)	0.00
Total dividends and/or distributions to shareholders	(0.06)	(0.15)	(0.16)	(0.20)	(0.22)	(0.23)
Net asset value, end of period	$3.81	$3.87	$4.12	$4.12	$4.30	$4.04

Total Return, at Net Asset Value[4]	0.08%	(2.56)%	3.84%	0.30%	12.05%	(1.08)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$888,071	$977,069	$1,156,140	$1,337,248	$1,522,039	$1,384,378
Average net assets (in thousands)	$924,119	$1,087,495	$1,236,681	$1,510,477	$1,411,513	$1,453,972
Ratios to average net assets:[5,6]
Net investment income	3.28%	3.67%	3.78%	4.65%	5.24%	5.48%
Expenses excluding specific expenses listed below	1.81%	1.80%	1.76%	1.71%	1.73%	1.73%
Interest and fees from borrowings	0.00% [7]	0.00% [7]	0.00%	0.00%	0.00%	0.00% [7]
Total expenses[8]	1.81%	1.80%	1.76%	1.71%	1.73%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.76%	1.73%	1.68%	1.68%	1.68%
Portfolio turnover rate[9]	40%	79%	93%	95%	74%	53%

72      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.82%
Year Ended September 30, 2015	1.81%
Year Ended September 30, 2014	1.77%
Year Ended September 30, 2013	1.71%
Year Ended September 28, 2012	1.73%
Year Ended September 30, 2011	1.73%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2016	$1,897,813,519	$1,780,672,527
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826

See accompanying Notes to Consolidated Financial Statements.

73      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$3.86	$4.11	$4.11	$4.29	$4.17
Income (loss) from investment operations:
Net investment income[3]	0.08	0.20	0.20	0.24	0.18
Net realized and unrealized gain (loss)	(0.06)	(0.25)	0.00[4]	(0.18)	0.11

Total from investment operations	0.02	(0.05)	0.20	0.06	0.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.19)	(0.15)	(0.19)	(0.16)
Tax return of capital distribution	0.00	(0.01)	(0.05)	(0.05)	(0.01)

Total dividends and/or distributions to shareholders	(0.08)	(0.20)	(0.20)	(0.24)	(0.17)
Net asset value, end of period	$3.80	$3.86	$4.11	$4.11	$4.29

Total Return, at Net Asset Value[5]	0.67%	(1.41)%	5.05%	1.43%	7.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,797	$48,488	$119,074	$87,639	$51,011
Average net assets (in thousands)	$47,062	$121,467	$109,381	$76,202	$17,870
Ratios to average net assets:[6,7]
Net investment income	4.47%	4.87%	4.93%	5.69%	6.37%
Expenses excluding specific expenses listed below	0.62%	0.60%	0.59%	0.60%	0.64%
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%	0.00%	0.00%

Total expenses[9]	0.62%	0.60%	0.59%	0.60%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.57%	0.56%	0.57%	0.60%
Portfolio turnover rate[10]	40%	79%	93%	95%	74%

74      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	0.63%
Year Ended September 30, 2015	0.61%
Year Ended September 30, 2014	0.60%
Year Ended September 30, 2013	0.60%
Period Ended September 28, 2012	0.64%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2016	$1,897,813,519	$1,780,672,527
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Period Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

75      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$3.88	$4.13	$4.13	$4.31	$4.05	$4.32
Income (loss) from investment operations:
Net investment income[2]	0.07	0.17	0.18	0.22	0.23	0.25
Net realized and unrealized gain (loss)	(0.06)	(0.25)	0.00[3]	(0.19)	0.26	(0.28)

Total from investment operations	0.01	(0.08)	0.18	0.03	0.49	(0.03)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.16)	(0.14)	(0.16)	(0.22)	(0.24)
Tax return of capital distribution	0.00	(0.01)	(0.04)	(0.05)	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.17)	(0.18)	(0.21)	(0.23)	(0.24)
Net asset value, end of period	$3.82	$3.88	$4.13	$4.13	$4.31	$4.05

Total Return, at Net Asset Value[4]	0.33%	(2.06)%	4.31%	0.68%	12.42%	(0.73)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$151,098	$162,623	$185,991	$208,523	$238,666	$225,889
Average net assets (in thousands)	$155,025	$175,389	$196,503	$233,104	$229,983	$237,655
Ratios to average net assets:[5,6]
Net investment income	3.78%	4.17%	4.24%	5.01%	5.59%	5.81%
Expenses excluding specific expenses listed below	1.31%	1.30%	1.30%	1.34%	1.38%	1.39%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%[7]

Total expenses[8]	1.31%	1.30%	1.30%	1.34%	1.38%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.26%	1.27%	1.31%	1.33%	1.34%
Portfolio turnover rate[9]	40%	79%	93%	95%	74%	53%

76      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.32%
Year Ended September 30, 2015	1.31%
Year Ended September 30, 2014	1.31%
Year Ended September 30, 2013	1.34%
Year Ended September 28, 2012	1.38%
Year Ended September 30, 2011	1.39%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2016	$1,897,813,519	$1,780,672,527
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826

See accompanying Notes to Consolidated Financial Statements.

77      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$3.87	$4.13	$4.12	$4.30	$4.05	$4.31
Income (loss) from investment operations:
Net investment income[2]	0.08	0.19	0.20	0.24	0.26	0.28
Net realized and unrealized gain (loss)	(0.06)	(0.26)	0.01	(0.18)	0.25	(0.27)

Total from investment operations	0.02	(0.07)	0.21	0.06	0.51	0.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.18)	(0.15)	(0.18)	(0.25)	(0.27)
Tax return of capital distribution	0.00	(0.01)	(0.05)	(0.06)	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.19)	(0.20)	(0.24)	(0.26)	(0.27)
Net asset value, end of period	$3.81	$3.87	$4.13	$4.12	$4.30	$4.05

Total Return, at Net Asset Value[3]	0.58%	(1.83)%	5.13%	1.30%	12.82%	0.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$362,369	$403,252	$558,288	$572,859	$729,210	$706,842
Average net assets (in thousands)	$380,164	$453,869	$533,576	$678,607	$729,460	$718,536
Ratios to average net assets:[4,5]
Net investment income	4.29%	4.68%	4.78%	5.64%	6.17%	6.44%
Expenses excluding specific expenses listed below	0.81%	0.80%	0.76%	0.72%	0.79%	0.77%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%[6]

Total expenses[7]	0.81%	0.80%	0.76%	0.72%	0.79%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.76%	0.73%	0.69%	0.74%	0.72%
Portfolio turnover rate[8]	40%	79%	93%	95%	74%	53%

78      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	0.82%
Year Ended September 30, 2015	0.81%
Year Ended September 30, 2014	0.77%
Year Ended September 30, 2013	0.72%
Year Ended September 28, 2012	0.79%
Year Ended September 30, 2011	0.77%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2016	$1,897,813,519	$1,780,672,527
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826

See accompanying Notes to Consolidated Financial Statements.

79      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2016

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Apollo Credit Management, LLC (the “Sub-Sub-Adviser”).

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

80      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”) and Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 428,456 shares with net assets of $39,069,112 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$29,190,318
Net assets	$39,069,112
Net income (loss)	$207,881
Net realized gain (loss)	$(1,011,632)
Net change in unrealized appreciation/depreciation	$1,415,262

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

81      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended September 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October passive foreign investments company losses of $2,279 and straddle losses of $1,277,954. Details of the fiscal year ended September 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$20,567,236
2017	114,107,166
2018	240,345,967
No expiration	418,377,724

Total	$793,398,093

Of these losses, $25,186,034 are subject to Sec. 382 loss limitation rules resulting from merger activity. These

83      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year and have expiration dates ranging from 9/30/16 to 9/30/17.

At period end, it is estimated that the capital loss carryforwards would be $375,020,369 expiring by 2018 and $628,055,975, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,530,667,400
Federal tax cost of other investments	72,446,073

Total federal tax cost	$5,603,113,473

Gross unrealized appreciation	$178,462,927
Gross unrealized depreciation	(415,714,133)

Net unrealized depreciation	$(237,251,206)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

84      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3)

85      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or

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3. Securities Valuation (Continued)

price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the

Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$340,935,774	$49,857,139	$390,792,913
Mortgage-Backed Obligations	—	889,213,374	1,303,754	890,517,128
U.S. Government Obligations	—	132,200,152	—	132,200,152
Foreign Government Obligations	—	274,656,757	—	274,656,757
Corporate Loans	—	96,691,545	26,434	96,717,979
Corporate Bonds and Notes	—	2,657,404,867	103,055	2,657,507,922
Common Stocks	4,284,829	—	62	4,284,891
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	18,651,662	6,286,406	24,938,068
Over-the-Counter Options Purchased	—	1,033,379	—	1,033,379
Over-the-Counter Interest Rate
Swaptions Purchased	—	11,291,683	—	11,291,683
Investment Companies	408,742,252	—	—	408,742,252

Total Investments, at Value	413,027,081	4,422,079,193	57,576,850	4,892,683,124
Other Financial Instruments:
Swaps, at value	—	2,658,326	—	2,658,326
Centrally cleared swaps, at value	—	4,618,448	—	4,618,448
Futures contracts	465,407	—	—	465,407
Forward currency exchange contracts	—	86,926,071	—	86,926,071

Total Assets excluding investment companies valued using practical expedient	$413,492,488	$4,516,282,038	$57,576,850	4,987,351,376

Investment companies valued using practical expedient				409,162,147

Total Assets				$5,396,513,523

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(982,624)	$—	$(982,624)
Centrally cleared swaps, at value	—	(755,432)	—	(755,432)
Options written, at value	—	(868,738)	—	(868,738)
Futures contracts	(2,677,599)	—	—	(2,677,599)
Forward currency exchange contracts	—	(91,423,552)	—	(91,423,552)

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Swaptions written, at value	$—	$(4,855,514)	$—	$(4,855,514)

Total Liabilities	$(2,677,599)	$(98,885,860)	$—	$(101,563,459)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table Investments, at Value:
Non-Convertible Corporate Bonds and Notes	$9,313,522	$(9,313,522)

Total Assets	$9,313,522	$(9,313,522)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 30, 2015	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Asset-Backed Securities	$51,763,210	$—	$(2,072,508)	$166,437
Mortgage-Backed Obligations	1,376,932	239	(73,417)	—
Corporate Loans	26,434	—	—	—
Corporate Bonds and Notes	9,425,980	4	(9,331)	(72)
Common Stocks	62	—	—	—
Structured Securities	12,658,078	(455,245)	(2,762,712)	82,335

Total Assets	$75,250,696	$(455,002)	$(4,917,968)	$248,700

a. Included in net investment income.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of March 31, 2016
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$49,857,139
Mortgage-Backed
Obligations	—	—	—	1,303,754
Corporate Loans	—	—	—	26,434
Corporate Bonds and
Notes	(4)	—	(9,313,522)	103,055
Common Stocks	—	—	—	62
Structured Securities	(3,236,050)	—	—	6,286,406

Total Assets	$(3,236,054)	$—	$(9,313,522)	$57,576,850

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value
Asset-Backed Securities	$ (2,072,508)
Mortgaged-Backed Obligations	(73,417)
Corporate Bonds and Notes	(9,327)
Structured Securities	(2,762,712)

Total	$ (4,917,964)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of March 31, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$49,857,139	Pricing service	N/A	N/A	N/A	(a)
Mortgage-Backed Obligations	1,228,196	Broker quotes	N/A	N/A	N/A	(a)
Mortgage-Backed Obligations	75,558	Pricing service	N/A	N/A	N/A	(a)
Corporate Loans	26,434	Pricing service	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	103,055	Broker quotes	N/A	N/A	N/A	(a)
		Estimated Recovery
Common Stocks	62	proceeds	Nominal value	N/A	$0.01/share	(b)
Structured Securities	6,286,406	Broker quotes	N/A	N/A	N/A	(a)

Total	$57,576,850

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing

90      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

3. Securities Valuation (Continued)

service or broker.

(b) The Fund fair values certain common stocks held at a nominal value to reflect the low probability of receipt of future payments to be received as a result of a merger. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 26.0% of Master Loan and 43.8% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged

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4. Investments and Risks (Continued)

buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$353,210,882
Sold securities	50,890,940

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $62,535 of collateral to the counterparty for forward roll transactions.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$69,775,173
Market Value	$9,203,782
Market Value as % of Net Assets	0.18%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

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5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the

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6. Use of Derivatives (Continued)

Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,048,461,638 and $1,923,193,142, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $400,204,135 and $365,951,516 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,410,019 and $2,568,325 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange

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6. Use of Derivatives (Continued)

rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,810,007 and $2,351,526 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2015	66,493,444,195	$8,568,792
Options written	339,932,277,500	9,800,427
Options closed or expired	(11,844,374,195)	(1,573,105)
Options exercised	(394,402,047,500)	(15,964,176)

Options outstanding as of March 31, 2016	179,300,000	$831,938

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $138,005,129 and $81,433,376 on credit default swaps to buy protection and credit

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6. Use of Derivatives (Continued)

default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $10,507,144 and $73,238,168 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $183,375,974 and $276,504,016 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $5,989,949 and $6,697,750 on purchased and written swaptions, respectively.

102      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2015	3,448,200,000	$6,294,044
Swaptions written	4,805,372,559	14,603,028
Swaptions closed or expired	(2,334,662,559)	(6,242,785)
Swaptions exercised	(4,423,820,000)	(10,729,676)

Swaptions outstanding as of March 31, 2016	1,495,090,000	$3,924,611

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $30,995,123.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

103      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties

104      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$15,888,052	$(15,888,052)	$–	$–	$–
Barclays Bank plc	16,148,271	(8,918,671)	(6,039,805)	–	1,189,795
BNP Paribas	11,511,172	(4,516,345)	(5,902,421)	–	1,092,406
Citibank NA	5,710,951	(5,710,951)	–	–	–
Deutsche Bank AG	1,713,137	(1,713,137)	–	–	–
Goldman Sachs Bank USA	7,779,075	(4,807,234)	(2,971,841)	–	–
Goldman Sachs Group, Inc. (The)	239,833	–	(239,833)	–	–
HSBC Bank USA NA	1,615,784	(1,615,784)	–	–	–
JPMorgan Chase Bank NA	14,772,734	(10,068,927)	(4,703,807)	–	–
Morgan Stanley	42,592	–	–	–	42,592
Morgan Stanley Capital Services, Inc.	6,586,874	(1,621,837)	–	(4,965,037)	–
Nomura Global Financial Products, Inc.	520,564	(373,441)	–	–	147,123
Royal Bank of Scotland plc (The)	4,105,293	(4,105,293)	–	–	–
Toronto Dominion Bank	15,195,444	(11,354,234)	(3,841,210)	–	–
UBS AG	79,683	–	(79,683)	–	–

	$101,909,459	$(70,693,906)	$(23,778,600)	$(4,965,037)	$2,471,916

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

105      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(23,708,665)	$15,888,052	$1,095,964	$–	$(6,724,649)
Barclays Bank plc	(8,918,671)	8,918,671	–	–	–
BNP Paribas	(4,516,345)	4,516,345	–	–	–
Citibank NA	(11,505,690)	5,710,951	4,403,491	–	(1,391,248)
Deutsche Bank AG	(2,791,396)	1,713,137	457,639	–	(620,620)
Goldman Sachs Bank USA	(4,807,234)	4,807,234	–	–	–
HSBC Bank USA NA	(4,696,546)	1,615,784	3,080,762	–	–
JPMorgan Chase Bank NA	(10,068,927)	10,068,927	–	–	–
Morgan Stanley Capital Services, Inc.	(1,621,837)	1,621,837	–	–	–
Nomura Global Financial Products, Inc.	(373,441)	373,441	–	–	–
Royal Bank of Scotland plc (The)	(13,767,442)	4,105,293	7,279,369	–	(2,382,780)
Toronto Dominion Bank	(11,354,234)	11,354,234	–	–	–

	$(98,130,428)	$70,693,906	$16,317,225	$–	$(11,119,297)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

106      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$2,258,632	Swaps, at value	$982,624
Interest rate contracts	Swaps, at value	399,694
Credit contracts	Centrally cleared swaps, at value	4,618,448	Centrally cleared swaps, at value	755,432
Interest rate contracts	Variation margin receivable	949,592*	Variation margin payable	1,409,556*
	Unrealized appreciation on		Unrealized depreciation on
Forward currency	forward currency exchange		forward currency exchange
exchange contracts	contracts	86,926,071	contracts	91,423,552
Forward currency
exchange contracts			Options written, at value	868,738
Interest rate contracts			Swaptions written, at value	4,855,514
Forward currency
exchange contracts	Investments, at value	1,033,379**
Interest rate contracts	Investments, at value	11,291,683**

Total		$107,477,499		$100,295,416

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions
Credit contracts	$—	$—	$—	$—	$—
Equity contracts	(1,486,687)	—	168,333	—	—
Forward currency exchange contracts	(732,085)	—	1,404,772	—	46,984,753
Interest rate contracts	(9,034,978)	6,242,785	—	(6,578,058)	—

Total	$(11,253,750)	$6,242,785	$1,573,105	$(6,578,058)	$46,984,753

107      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$(253,402)	$(253,402)
Equity contracts	—	(1,318,354)
Forward currency exchange contracts	3,242,342	50,899,782
Interest rate contracts	(6,386,844)	(15,757,095)

Total	$(3,397,904)	$33,570,931

*Includes purchased option contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies
Credit contracts	$—	$—	$—	$—	$—
Equity contracts	1,140,033	(166,854)	—	—	—
Forward currency exchange contracts	2,563,174	(279,900)	—	—	$(36,450,284)
Interest rate contracts	5,589,612	—	2,701,935	481,067	—

Total	$9,292,819	$(446,754)	$2,701,935	$481,067	$(36,450,284)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$(4,839,257)	$(4,839,257)
Equity contracts	—	973,179
Forward currency exchange contracts	7,468,692	(26,698,318)
Interest rate contracts	2,594,797	11,367,411

Total	$5,224,232	$(19,196,985)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

108      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	26,478,437	$100,985,382	68,400,560	$278,300,866
Dividends and/or distributions reinvested	17,860,282	67,928,225	42,817,451	173,828,230
Redeemed	(107,072,602)	(407,554,996)	(232,876,356)	(946,032,741)

Net decrease	(62,733,883)	$(238,641,389)	(121,658,345)	$(493,903,645)

Class B
Sold	65,767	$252,193	466,912	$1,901,624
Dividends and/or distributions reinvested	261,431	998,394	821,628	3,352,308
Redeemed	(4,731,428)	(18,123,256)	(11,196,288)	(45,778,294)

Net decrease	(4,404,230)	$(16,872,669)	(9,907,748)	$(40,524,362)

Class C
Sold	9,318,721	$35,415,991	21,054,324	$85,444,126
Dividends and/or distributions reinvested	3,599,297	13,664,529	8,937,628	36,199,390
Redeemed	(32,269,422)	(122,575,391)	(57,856,885)	(234,271,598)

Net decrease	(19,351,404)	$(73,494,871)	(27,864,933)	$(112,628,082)

Class I
Sold	880,230	$3,348,517	7,005,239	$28,312,752
Dividends and/or distributions reinvested	276,383	1,046,325	1,464,116	5,913,478
Redeemed	(1,402,280)	(5,302,094)	(24,852,733)	(97,030,267)

Net decrease	(245,667)	$(907,252)	(16,383,378)	$(62,804,037)

Class R
Sold	2,801,226	$10,663,802	6,513,564	$26,478,665
Dividends and/or distributions reinvested	718,606	2,735,139	1,699,083	6,896,561
Redeemed	(5,869,785)	(22,427,664)	(11,279,468)	(45,848,773)

Net decrease	(2,349,953)	$(9,028,723)	(3,066,821)	$(12,473,547)

Class Y
Sold	10,963,259	$41,726,875	26,781,581	$108,739,766
Dividends and/or distributions reinvested	1,957,591	7,442,740	4,799,636	19,488,556
Redeemed	(21,987,062)	(83,399,342)	(62,726,804)	(254,721,286)

Net decrease	(9,066,212)	$(34,229,727)	(31,145,587)	$(126,492,964)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

109      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Purchases and Sales of Securities (Continued)

	Purchases	Sales

Investment securities	$1,756,990,671	$2,098,918,643
U.S. government and government agency obligations	224,799,738	229,985,563
To Be Announced (TBA) mortgage-related securities	1,897,813,519	1,780,672,527

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million in assets	0.75%
Next $200 million in assets	0.72
Next $200 million in assets	0.69
Next $200 million in assets	0.66
Next $200 million in assets	0.60
Next $4 billion in assets	0.50
Next $5 billion in assets	0.48
Over $10 billion in assets	0.46

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.53%% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

110      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and

111      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

March 31, 2016	$276,087	$1,835	$44,800	$16,329

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $138,807.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $920,618 for management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California

112      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

11. Pending Litigation (Continued)

Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

113      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michael A. Mata, Vice President
Krishna Memani, Vice President
Hemant Baijal, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Apollo Credit Management, LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

116      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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119      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0230.001.0316 May 27, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016